Exhibit 10.1

ASSET PURCHASE AGREEMENT
among
KELLEY II, LLC,
J. MICHAEL KELLEY,

KELLEY COMMUNICATION COMPANY, INC.,
and

SIENA TECHNOLOGIES, INC.

DATED AS OF APRIL 7, 2008

ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is dated as of April 7, 2008 by and among KELLEY II, LLC, a newly formed Nevada limited liability company or its nominee (“Acquiror”), J. MICHAEL KELLEY (“Michael Kelley”), KELLEY COMMUNICATION COMPANY, INC., a Nevada corporation (the “Company”), and SIENA TECHNOLOGIES, INC., a Nevada corporation (the “Parent”).

BACKGROUND

A.

The Company is in the business of designing, developing and integrating automated system networks known as “smart technologies” primarily  for the gaming entertainment and luxury residential markets (the “Business”).

B.

The Parent owns all of the issued and outstanding capital stock of the Company.

C.

Michael Kelley owns 100% of the limited liability company membership interests of Acquiror.

D.

The Company is willing to sell, and Acquiror is willing to purchase, the Business in the form of substantially all of the assets of the Company, pursuant to the terms and conditions hereof.

BACKGROUND

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereby agree as follows:  Section

ARTICLE 1
CERTAIN DEFINITIONS

1.1.

Defined Terms.  As used in this Agreement, the following terms shall have the meanings herein specified, unless the context otherwise requires:

Accounts has the meaning set forth in Section 5.21.

Acquired Assets has the meaning set forth in Section 2.1.

Acquisition Proposal has the meaning set forth in Section 8.4.

Affiliate means: (i) any Person that directly or indirectly through one or more intermediaries controls, is controlled by or under common control with the Person specified; (ii) any director, officer, or Subsidiary of the Person specified; and (iii) the immediate family members of the Person specified.  For purposes of this definition and without limitation to the previous sentence, (a) “control” of a Person means the power, direct or indirect, to direct or cause the direction of management and policies of such Person, whether through ownership of voting securities, by contract or otherwise, (b) any Person owning more than ten percent (10%) or more of the voting securities or similar interests of another Person shall be deemed to be an Affiliate of that Person, and (c) “immediate family member” means a Person’s spouse, parents or siblings, or lineal descendants of any of the foregoing (by blood, adoption or marriage).

Assignment and Assumption Agreement has the meaning set forth in Section 10.2(b).

Assumed Liabilities has the meaning set forth in Section 4.1.

Bill of Sale has the meaning set forth in Section 10.3(b).

Books and Records means all records, documents, lists and files, relating to the Business including, without limitation, price lists, lists of accounts, customers, suppliers and personnel, all product, business and marketing plans, historical sales data and all books, ledgers, files and business records (including, without limitation, all financial records and books of account), in any of the foregoing cases, whether in electronic form or otherwise.

Claim Notice has the meaning set forth in Section 12.3(b).

Claiming Party has the meaning set forth in Section 11.2.

Closing has the meaning set forth in Section 10.1.

Closing Date has the meaning set forth in Section 10.1.

Closing Schedule  has the meaning set forth in Section 2.3.

Code means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder, all as amended and supplemented from time to time.

Consents means any consents, waivers, approvals, authorizations, certifications or exemptions from any Person under any Contract or Requirement of Law or otherwise, as applicable.

Contracts means, with respect to any Person, any indentures, indebtedness, contracts, leases, agreements, instruments, licenses, undertakings and other commitments, whether written or oral, to which such Person or such Person’s properties are bound, exclusive of Permits.

Cox Settlement has the meaning set forth in Section 4.1.

Dutchess Collateral has the meaning set forth in Section 9.2(g).

Dutchess Entities has the meaning set forth in Section 9.1(h).

Effective Time means 1:59 p.m. on the Closing Date.

Employee Benefit Plan means any “employee benefit plan” (as such term is defined in ERISA Section 3(3)) and any other deferred compensation, pension, profit sharing, stock bonus, restricted stock, stock option, stock purchase, savings, group insurance or retirement plan, and all vacation pay, severance pay, life, health, disability, premium conversion, flexible spending, incentive compensation, bonus and other employee benefit or fringe benefit plans or arrangements (whether written or unwritten) maintained by the Company or any of its respective ERISA Affiliates (including, without limitation, any benefit plan or arrangement maintained for retirees) within the previous three plan years or with respect to which contributions are or were (within such three year period) made or required to be made by any the Company or any of its respective ERISA Affiliates or with respect to which the Company or any of its respective ERISA Affiliates has any liability.

Encumbrances means, with respect to any asset, any security interests, liens, encumbrances, pledges, trusts, charges, proxies, mortgages, conditional or installment sales Contracts, title retention Contracts, transferability restrictions and other claims or burdens of any nature whatsoever attached to or adversely affecting such asset.

Entity in Territory has the meaning set forth in Section 8.7(a).

Environmental Laws means all Requirements of Law relating to pollution or protection of the environment (including, without limitation, ambient air, surface water, groundwater, land, or surface or subsurface strata) including, without limitation, Requirements of Law relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or Hazardous Substances into the environment and Requirements of Law relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any of the foregoing including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et. seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et. seq., and the rules and regulations promulgated thereunder, all as amended and supplemented from time to time.

Equipment has the meaning set forth in Section 2.1(a).

ERISA means the Employment Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder, all as amended and supplemented from time to time.

ERISA Affiliate means any Person that is included with the Company in a controlled group or Affiliated service group under Sections 414(b), (c), (m) or (o) of the Code.

Excluded Assets has the meaning set forth in Section 2.2.

GAAP means generally accepted accounting principals applicable in the United States of America.

Governmental or Regulatory Authority means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the government of the United

States of America or of any foreign country, or of any state or any political subdivision of any such government (whether state, provincial, county, city, municipal or otherwise).

Hazardous Substances means hazardous or toxic substances or hazardous or toxic wastes as those terms are defined by Environmental Laws.

Historical Financial Statements has the meaning set forth in Section 5.10(a).

Indebtedness means, without duplication, (a) all indebtedness (including the principal amount thereof or, if applicable, the accreted amount thereof and the amount of accrued and unpaid interest thereon) of the Company, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (b) all deferred indebtedness of the Company for the payment of the purchase price of property or assets purchased, (c) all obligations of the Company to pay rent or other payment amounts under a lease of real or personal property which is required to be classified as a capital lease or a liability on the face of a balance sheet prepared in accordance with GAAP, (d) any outstanding reimbursement obligation of the Company with respect to letters of credit, bankers’ acceptances or similar facilities issued for the account of the Company, (e) any payment obligation of the Company under any interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement entered into for the purpose of limiting or managing interest rate risks, (f) all indebtedness for borrowed money secured by any Encumbrances existing on property owned by the Company, whether or not indebtedness secured thereby shall have been assumed, (g) all guaranties, endorsements, assumptions and other contingent obligations of the Company in respect of, or to purchase or to otherwise acquire, indebtedness for borrowed money of other Persons, and (h) all premiums, penalties and change of control payments required to be paid or offered in respect of any of the foregoing as a result of the consummation of the transactions contemplated by this Agreement or otherwise, regardless if any of such are actually paid.

Indemnifiable Losses means all losses, liabilities, obligations, claims, demands, (including any governmental penalty or punitive damages), deficiencies, diminution in value, interest, damages, penalties, settlements, causes of action, Taxes, costs and expenses, including, without limitation, the actual costs paid in connection with an Indemnified Party’s investigation and evaluation of any claim or right asserted against such Indemnified Party and all reasonable attorneys’, experts’ and accountants’ fees, expenses and disbursements and court costs including, without limitation, those incurred in connection with the Indemnified Party’s enforcement of this Agreement and the indemnification provisions of Article 12 of this Agreement.

Indemnified Party has the meaning set forth in Section 12.3(a).

Indemnifying Party has the meaning set forth in Section 12.3(a).

Indemnity Date means the date that the Indemnifying Party shall be required to pay an indemnification claim pursuant to Section 12.5.

Indemnity Notice has the meaning set forth in Section 12.3(a).

Intellectual Property means, with respect to the Company, all patents, patent rights, patent applications, registered trademarks and service marks, trademark rights, trademark applications, service mark rights, service mark applications, trade names, fictitious names, registered copyrights, copyright rights (including, without limitation, computer programming code) and all intellectual, industrial or proprietary rights and trade secrets, technology and know-how in which the Company has an ownership or licensed interest, in each case together with any amendments, modifications and supplements thereto.

Interim Balance Sheet has the meaning set forth in Section 5.10(b).

Inventory means, with respect to the Company, all inventory incremental or relating to, or used in connection with the Business including, without limitation, all raw materials, parts, accessories, upgrades, supplies, packaging materials, finished goods and vehicles.

IRS means the Internal Revenue Service or any successor organization thereto.

Knowledge means with respect to any representation, warranty or statement of any party in this Agreement that is qualified by such party’s “knowledge,” the actual knowledge of such party, and (a) in the case of the Company, the actual knowledge of the Company’s officers, directors and the Parent and the knowledge that such Persons should have if such Persons duly performed such Person’s duties as an officer, director, employee or owner of the Company, or made reasonable and diligent inquiry and exercised due diligence with respect thereto, of the matter to which such qualification applies, (b) in the case of the Parent, that knowledge that the Parent should have if the Parent made reasonable and diligent inquiry and exercised diligent inquiry and exercised due diligence with respect thereto, of the matter to which such qualification applies; and (c) in the case of Acquiror, the actual knowledge of Acquiror’s officers, directors and managers, including, but not limited to, Michael Kelley and the knowledge that such Persons should have if such Persons duly performed his or her duties as an officer, director, manager or employee of Acquiror, or made reasonable and diligent inquiry and exercised due diligence with respect thereto, of the matter to which such qualification applies.

Lease Assignment has the meaning set forth in Section 10.2(a).

Leased Real Property means all real property leased to the Company.

Legal Proceeding means any action, suit, arbitration, claim or investigation by or before any Governmental or Regulatory Authority, any arbitration or alternative dispute resolution panel, or any other legal, administrative or other proceeding.

Material Adverse Effect means any material and adverse effect on the financial condition, results of operations, assets, properties, prospects or business, taken as a whole.

Material Contract has the meaning set forth in Section 5.14(a).

Noticed Party has the meaning set forth in Section 12.3(a).

Obligations and Liabilities and words of similar import include, without limitation, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted or unasserted, choate or inchoate, liquidated or unliquidated, secured or unsecured.

Order means any judgment, order, writ, decree, injunction or other determination whatsoever of any Governmental or Regulatory Authority or any other entity or body whose finding, ruling or holding is legally binding or is enforceable as a matter of right (in any case, whether preliminary or final).

Other Party has the meaning set forth in Section 11.2.

Party means any Person executing this Agreement.

Permits means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises, rights, orders, qualifications and similar rights or approvals granted or issued by any Governmental or Regulatory Authority relating to the Business.

Person means any natural person, corporation, general partnership, limited partnership, limited liability company, proprietorship, joint venture, trust, association, union, entity, or other form of business organization or any Governmental or Regulatory Authority whatsoever.

Property Leases has the meaning set forth in Section 5.12(a).

Purchase Price is the aggregate amount of the value of the Transferred Securities and the Assumed Liabilities.

Receivables means, with respect to the Company and as of any date of determination, the Company’s (a) trade accounts receivable for work performed, (b) rights to receive payment from banks, credit card organizations, and credit card transaction processing services, with respect to the sale of Inventory by the Company prior to such date, (c) notes receivable, (d) receivables from vendors, manufacturers and other suppliers of the Company or the Business, (e) receivables related to repairs made under warranty; and (e) other miscellaneous receivables of the Company or associated with the Business at such date.

Regulatory Approvals means all Consents from all Governmental or Regulatory Authorities.

Requirement of Law means, with respect to any Person, any provision of law, statute, treaty, rule, regulation, ordinance, executive order or pronouncement having the effect of law, whether domestic or foreign, or any Order, whether domestic or foreign, to which, in each case, such Person or any of such Person’s properties, operations, business or assets is bound or subject.

Securities Act means the Securities Act of 1933 and the rules and regulations promulgated thereunder, all as amended and supplemented from time to time.

Subsidiary means, with respect to any Person, any Person of which securities or other ownership interests having ordinary voting power to select a majority of the board of directors or other persons serving similar functions are at the time directly or indirectly owned by such Person.

Taxes means (a) any tax, charge, fee, levy or other assessment including, without limitation, any net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, payroll, employment, social security, withholding, unemployment, excise, estimated, stamp, occupancy, occupation, property or other similar taxes, including any interest or penalties thereon, and additions to tax or additional amounts imposed by any federal, state, local or foreign Governmental or Regulatory Authority, domestic or foreign (a “Taxing Authority”) or (b) any liability for the payment of any taxes, interest, penalty, addition to tax or like additional amount resulting from the application of Treasury Regulation §1.1502-6 or comparable Requirement of Law.

Tax Returns means any declaration, return, report, estimate, information return, schedule, statements or other document filed or required to be filed with or, when none is required to be filed with a Taxing Authority, the statement or other document issued by, a Taxing Authority.

Territory means North America.

TIP Judgment has the meaning set forth in Section 4.1.

Transaction Documents means this Agreement, the Bill of Sale, and the Assignment and Assumption Agreement, collectively; and Transaction Document shall mean each of the foregoing documents, individually.

Transferred Securities has the meaning set forth in Section 3.1.

Transfer Taxes means any applicable documentary, sales, use, stamp, filing, registration, transfer and similar Taxes (including penalties and interest) payable as a result of the conveyance of the Acquired Assets contemplated by this Agreement.

Treasury Regulations means the regulations promulgated under the Code.

Tuscany Sale has the meaning set forth in Section 4.1.

1.2.

Usage.

(a)

Interpretation.  In this Agreement, unless a clear contrary intention appears:

(i)

the singular number includes the plural number and vice versa;

(ii)

reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this

Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii)

reference to any gender includes each other gender;

(iv)

reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(v)

reference to any Requirement of Law means such Requirement of Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Requirement of Law means that provision of such Requirement of Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(vi)

“hereunder,” “hereof,” “hereto,”  and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

(vii)

“including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term;

(viii)

“or” is used in the inclusive sense of “and/or”;

(ix)

references herein to an “Article” or “Section” without further reference to another agreement shall mean the specified Article or Section of this Agreement;

(x)

with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”; and

(xi)

references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

(b)

Accounting Terms and Determinations.  Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

(c)

Legal Representation of the Parties.  This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof.

ARTICLE 2
PURCHASE AND SALE OF ASSETS

2.1.

Purchase and Sale of Assets.  Subject to the terms and conditions set forth in this Agreement, and in reliance upon the representations and warranties made by the Company and the Parent to Acquiror and made by Acquiror and Michael Kelley to the Parent and the Company in this Agreement, as of the Effective Time, the Company shall sell, transfer and assign to Acquiror, and Acquiror shall purchase and acquire from the Company all right, title and interest in and to all of the tangible and intangible assets of the Company other than the Excluded Assets (the “Acquired Assets”), in each case free and clear of all Encumbrances except the Assumed Liabilities, including, without limitation:

(a)

All machinery, equipment, furniture, fixtures and other tangible assets of the Company (collectively, “Equipment”), including, without limitation, those items of equipment listed in Schedule 2.1(a) hereto;

(b)

All rights of the Company, whether now existing or hereafter arising, against vendors or subcontractors including, without limitation, all product warranties thereon and all rights listed in Schedule 2.1(b) hereto;

(c)

All customer lists, files and information;

(d)

All Inventory;

(e)

All of the Company’s rights under 1) all Contracts of the Company, including, without limitation, those listed in Schedule 5.14(a) hereto, and all documents, instruments, material and information relating thereto, 2) all outstanding purchase orders and all documents, instruments, material and information relating thereto, and 3)  all license, escrow, support and maintenance Contract used or usable in the Business with respect to the computer software, hardware, data rights, and documentation of the Company;

(f)

All prepaid expenses, deposits,  and related rights, including, without limitation, those listed in Schedule 2.1(f) hereto;

(g)

All Permits, including, without limitation, those set forth in Schedule 5.18 hereto, to the extent assignable by the Company;

(h)

All trademarks, trade names (including the name “Kelley Communication Company, Inc.”), service marks, trademark registrations, trademark applications, domain names, web sites, telephone and facsimile numbers, email addresses, patents, patent rights and other Intellectual Property of the Company, including, without limitation, those set forth in Schedule 2.1(h) hereto, and all goodwill, know-how and show-how related thereto;

(i)

All rights or choses in action arising out of occurrences before or after the Closing relating to the Company with respect to the Business, including, without limitation, all rights under express or implied warranties relating to the Acquired Assets;

(j)

All Books and Records and goodwill related to the foregoing;

(k)

All of the Company’s Receivables;

(l)

All computer software, hardware, data rights, and documentation of the Company, including those listed on Schedule 2.1(l); and

(m)

All of the Company’s cash and cash equivalents wherever held or maintained.

2.2.

Excluded Assets.  Notwithstanding anything to the contrary contained in Section 2.1 or elsewhere in this Agreement, the following assets are not part of the sale and purchase contemplated hereunder, are excluded from the Acquired Assets and shall remain the property of the Company and/or Parent, as the case may be, after the Closing (“Excluded Assets”):

(a)

The Company seal, certificate of incorporation, minute books, stock books, tax returns, books of account or other records having to do with the organization of the Company;

(b)

The rights which accrue or will accrue to the Company under this Agreement and the Transaction Documents;

(c)

All claims, rights or causes of action related to any Excluded Asset or any Obligations and Liabilities of the Company that are not included in the Assumed Liabilities; and

(d)

Those assets, properties or rights, if any, expressly set forth on part (d) of Schedule 2.2.

2.3.

Closing Schedule.  On the Closing Date, the Company and the Parent, with the assistance of Acquiror and Michael Kelley, shall deliver to Acquiror a certified Schedule updating Schedules 2.1(a), 2.1(b), 5.14(a), 2.1(f), 5.18, 2.1(h), 2.1(l), 4.1 and 5.21 for changes arising or occurring between the date hereof and the Closing Date consistent with and in compliance with the terms hereof (the “Closing Schedule”), and specifying the Acquired Assets and all of the Assumed Liabilities as at the Closing Date.  No change in the Closing Schedule shall waive or excuse any breach of this Agreement by the Company or the Parent.

2.4.

Conveyance.  On the Closing Date, the Company shall convey to Acquiror the Acquired Assets, free and clear of all Encumbrances, excepting only the Assumed Liabilities.

2.5.

Assignment and Non-Assignment of Certain Assets.  Notwithstanding anything to the contrary in this Agreement, to the extent that the assignment hereunder of any of the Acquired Assets shall require the Consent of any other Person (or if any of the Acquired Assets shall be non-assignable), and a Consent to such assignment is not obtained, Acquiror shall have no obligation or liability to the Company or the Parent with respect to such Acquired Assets; provided, however, that in each such case, the Company and the Parent shall use all commercially reasonable efforts to obtain the consent of such other party to an assignment to Acquiror.

ARTICLE 3
CONSIDERATION

3.1.

Consideration and Payment.  As full consideration for the Acquired Assets, Acquiror shall (a) assume the Assumed Liabilities, as set forth in Article 4, and (b) assign and transfer, or caused to be assigned and transferred,  to the Company (i) all of the outstanding shares of capital stock of Parent owned by Acquiror, and (ii) all warrants, options and rights to acquire directly or indirectly shares of Capital Stock of Parent held by Acquiror, if any, (such securities describe in clauses (i) and (ii) the “Transferred Securities”).  The Transferred Securities are listed on Schedule 3.1.

3.2.

Allocation of Purchase Price.  Acquiror and the Company agree that the Purchase Price will be allocated to the assets of the Company for tax purposes (including tax and financial accounting) in accordance with Section 1060 of the Code, which allocation shall be prepared by Acquiror within thirty (30) days after the Closing Date. If the Company and Parent dispute the allocation, Acquiror and the Company and Parent shall cooperate in good faith to resolve any dispute. Acquiror shall prepare and deliver IRS Form 8594 to the Company within forty-five (45) days after the Closing Date to be filed with the IRS. In any proceeding related to the determination of any Tax, neither Acquiror nor the Parent or the Company shall contend or represent that such allocation is not a correct allocation.

ARTICLE 4
LIABILITIES OF COMPANY

4.1.

Assumption.  At Closing but effective as of the Effective Time, Acquiror will assume only those of the Company’s Obligations and Liabilities (the “Assumed Liabilities”) expressly listed on Schedule 4.1, which shall include, but not be limited to, the liabilities, if any, relating to (i) all Obligations and Liabilities of the Company and Parent with respect to that certain sale of Tuscany Services, LLC (“Tuscany Sale”), (ii) all Obligations and Liabilities of the Company and Parent with respect to that certain Settlement Agreement, dated January 31, 2007, by and between the Company, Kelley Technologies, LLC, Michael Kelley, the Parent, Lisa Cox, individually and as Special Administratrix of the Estate of Stephen L. Cox (“Cox Settlement”); and (iii) all Obligations and Liabilities of the Company and Parent with respect to that certain Confession of Judgment entered into by the District Court, Clark County, Nevada, dated December 1, 2007, in favor of Technology In Practice, LLC against the Company (“TIP Judgment”).  Acquiror will not otherwise acquire, discharge, assume, or become responsible for any debts, Obligations or Liabilities of the Company, or to which the Acquired Assets may be subject.

4.2.

No Assumption.  In no event shall Acquiror assume or incur any liability or obligation under this Article or otherwise in respect of any of the following:

(a)

any claim which arises out of or is based upon any express or implied representation, warranty, agreement or guarantee made by the Company or the Parent to

Acquiror, or alleged to have been made by the Company or the Parent to Acquiror, or any similar type of claim;

(b)

Any federal, state or local income or other tax (i) payable with respect to the business, assets, properties or operations of the Company or any member of any affiliated group of which either is a member for any period prior to the Effective Time, or (ii) incident to or arising as a consequence of the negotiation or consummation by the Company or the Parent, or any member of any affiliated group of which either is a member, of this Agreement and the transactions contemplated hereby;

(c)

Any Obligation or Liability under or in connection with the Excluded Assets;

(d)

Unless such Obligation or Liability is specifically agreed to be an Assumed Liability, any Obligation or Liability arising prior to the Effective Time or as a result of the Closing to any employees, agents or independent contractors of the Company, whether or not employed by Acquiror after the Effective Time;

(e)

Any Obligation or Liability of the Company or the Parent arising or incurred in connection with the negotiation, preparation and execution of this Agreement and the transactions contemplated hereby; or

(f)

Unless such Obligation or Liability is specifically agreed to be an Assumed Liability, any Obligations or Liability of the Company or the Parent related to the Company’s or the Parent’s failure or alleged failure to comply with any applicable Requirement of Law.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF
THE COMPANY AND THE PARENT

The Company and the Parent hereby jointly and severally represent and warrant to Acquiror as follows:

5.1.

Organization; Qualification; Good Standing.

(a)

Each of the Parent and the Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, (ii) has the power and authority to own and operate its properties and assets and to transact its business as currently conducted, and (iii) is duly qualified and authorized to do business and is in good standing in all jurisdictions listed on Schedule 5.1(a) where the failure to be duly qualified, authorized and in good standing would have a Material Adverse Effect upon the Parent’s or the Company’s businesses, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise).

(b)

There is no Legal Proceeding or Order pending or, to the Knowledge of the Company, threatened against or affecting the Company revoking, limiting or curtailing, or seeking to revoke, limit or curtail the Company’s power, authority or qualification to own, lease or operate its properties or assets or to transact the Business.

5.2.

Authority; Binding Agreement.  The execution, delivery and performance of this Agreement and the Transaction Documents by the Company have been duly authorized by all requisite action on the part of the Company, and have been duly executed and delivered by or on behalf of the Company and the Parent and constitute the legal, valid and binding obligation of the Company and the Parent, enforceable against each of the Company and the Parent in accordance with their terms except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally, and by general equitable principles.

5.3.

Noncontravention.  The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated by this Agreement and the Transaction Documents by the Company and the Parent do not: (a) require any action by or in respect of, or filing with, any Governmental or Regulatory Authority, (b) contravene, violate or constitute a breach or default under any Requirement of Law applicable to the Company or the Company’s properties or any Material Contract to which the Company or the Company’s properties is bound or subject, (c) contravene, violate or constitute, whether with or without the passage of time or the giving of notice or both, a breach or default under, the Company’s articles of incorporation, bylaws or other governing documents, or any material Requirement of Law applicable to the Company, or (d) result in the creation of any Encumbrance on the Acquired Assets.

5.4.

Capitalization; Subsidiaries and Affiliates.

(a)

Capitalization.  The Parent is the beneficial and record owner of all of the outstanding capital stock of the Company.  All of the issued and outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable and have not been issued in violation of any preemptive rights or other rights to subscribe for, purchase or otherwise acquire securities.  There are no outstanding subscriptions, warrants, options, rights, agreements, convertible securities or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell shares of its capital stock.

(b)

No Interest in Other Entities.  The Company does not own, directly or indirectly, any debt, equity or other ownership or financial interest in any other Person.

(c)

No Acquisitions.  The Company has not acquired, or agreed to acquire, whether by merger or consolidation, by purchase of equity interests or assets, or otherwise, any business or any other Person, or, since December 31, 2007, otherwise acquired any assets that are material, either individually or in the aggregate, to the Company.

5.5.

Title.  Except as set forth in Schedule 5.5, the Company is the sole and exclusive owner of, and has good and marketable title to, all of the Acquired Assets, wherever located, free and clear of all Encumbrances of any kind or nature whatsoever.

5.6.

Legal Proceedings.

(a)

Parent.  Except as specified on Schedule 5.6(a),  there is no Legal Proceeding or Order pending against or, to the Knowledge of the Parent, threatened against or affecting the Parent or any of its properties or otherwise that could adversely affect or restrict the ability of the Parent to consummate fully the transactions contemplated by this Agreement or that in any manner could draw into question the validity of this Agreement.

(b)

The Company.  There are no Orders outstanding against the Company nor is there any pending, or, to the Company’s Knowledge, threatened, Legal Proceeding, that has been commenced, brought or asserted by (i) the Company against any Person, or (ii) any Person against the Company, nor, to the Company’s Knowledge, is there any basis for any such Legal Proceeding.

5.7.

Compliance with Laws.  The Company is and at all times since September 22, 2005 has been operating, in all material respects, in compliance with all Requirements of Law applicable to it or any of its properties or to which it or its properties is bound or subject.  Neither the Company nor the Parent has received any written or oral notice from any Person concerning alleged violations of, or the occurrence of any events or conditions resulting in alleged noncompliance with, any Requirement of Law applicable to the Company or any of its respective properties are bound or subject nor, to the Company’s Knowledge, is there any basis for any such allegations.  Neither the Company, nor, in connection with the conduct at the Business, the Parent or any of their respective Affiliates has made any illegal kickback, bribe, gift or political contribution to or on behalf of any customer, or to any officer, director, employee of any customer, or to any other Person.

5.8.

Labor/Employee Matters.

(a)

Since December 31, 2007, the Company has not increased the compensation payable to its consultants or the rate of compensation payable to its consultants nor made any bonuses or similar payment to such Persons.  No individuals retained by the Company as an independent contractor or consultant would be reclassified by the IRS, the U.S. Department of Labor or any other Governmental or Regulatory Authority as an employee of the Company for any purpose whatsoever.

(b)

There are no threatened or contemplated attempts to organize for collective bargaining purposes any of the employees of, or other Persons engaged by, the Company.  The Company is not a party to or bound by any collective bargaining agreement or similar Contract and no collective bargaining agreement or similar Contract covering any of the Company’s employees or other Persons engaged by the Company is currently being negotiated.

(c)

There is no, and there has been no, work stoppage, strike, slowdown, picketing or other labor disturbance or controversy by or with respect to any of the employees of the Company since its formation.  In addition, there is no, and since September 22, 2005  there has been no, charge or complaint pending before, nor any claim or petition made to, any Governmental or Regulatory Authority including, without limitation, the National Labor Relations Board, the Department of Labor, the Equal Employment Opportunity Commission or

any other Governmental or Regulatory Authority nor has the Company or the Parent received any written notice of any intention or threat to file any such charge or complaint or claim or petition, nor, to the Company’s Knowledge is there any basis therefor.

(d)

To the Knowledge of the Company, no employee of the Company is a party to any Contract with any Person who is a former employer of such employee (other than the Company), which Contract would limit or restrict the ability of such employee to perform his or her duties for Acquiror in the ordinary course of business.

(e)

The Company has complied with all applicable Requirements of Law relating to the employment of its employees.  The Company has not received notice of the intent of any Governmental or Regulatory Authority responsible for the enforcement of Requirements of Law relating to labor or employment matters to conduct an investigation with respect to or relating to the Company and no such investigation is in progress.

(f)

The Company has taken reasonable precautions to prevent disclosure of its confidential and/or trade secret information.

5.9.

Employee Benefit Plans.

(a)

With respect to each Employee Benefit Plan maintained by the Company, the Company has made available to Acquiror true and complete copies of (i) the plan document, trust agreement and any other document (including amendments thereto) governing such Employee Benefit Plan, (ii) the summary plan description, (iii) all Form 5500 annual reports and attachments filed within the past three years, and (iv) the most recent IRS determination letter, if any, for such Employee Benefit Plan.

(b)

Each of the Employee Benefit Plans complies in form and has been operated and administered in material compliance with their respective terms and all applicable Requirements of Law including, without limitation, ERISA and the Code.

(c)

Neither the Company nor any of its respective ERISA Affiliates has ever sponsored, maintained or contributed to, or been obligated to contribute to (i) any employee benefit plan subject to Title IV of ERISA or the minimum funding requirements of Code Section 412 or (ii) any “Multiemployer Plan” within the meaning of Section 3(37) of ERISA.

(d)

No Employee Benefit Plan (except statutory rights under COBRA) provides post retirement medical benefits, post retirement death benefits or any post retirement welfare benefits of any kind whatsoever.

(e)

The Company has not, and will not, make or cause to be made to any current employee, and there has not been made to any former employee of the Company, any payment in the form of wages or other consideration pursuant to any employment agreement or Employee Benefit Plan that was as of the Effective Time in the aggregate an “excess parachute payment” (within the meaning of Section 280G(b) of the Code) as a consequence in whole or in part of this Agreement, or thereafter, as a consequence of any change in the ownership or effective control of the Company or any change in the ownership of a substantial portion of the Company’s assets.

(f)

The Company has not maintained and does not maintain any self-insured health, medical, dental or similar plans and the Company has no, and will not have any, liabilities under such fully or partially self-insured plans for any periods prior to the Effective Time.

5.10.

Financial Statements.

(a)

True and correct copies of the Company’s balance sheet as of December 31, 2007 and the related statements of operations, for the years then ended, together with all proper exhibits, schedules and notes thereto (collectively, the “Historical Financial Statements”) are attached to this Agreement as Exhibit A.  The Historical Financial Statements have been prepared by the Company in accordance with GAAP, consistently applied throughout the periods involved and present fairly in all material respects the financial position of the Company as of the date of such Historical Financial Statements and the results of operations for the periods covered thereby.

(b)

A true and correct copy of the Company’s unaudited, internal balance sheet as at March 31, 2008 (the “Interim Balance Sheet”) is attached to this Agreement as Exhibit B.  The Interim Balance Sheet is in accordance with the Books and Records, all of which have been maintained in accordance with good business practice and in the normal and ordinary course of business, was prepared in accordance with GAAP applied on a basis consistent with past practices, and presents fairly in all material respects the financial position of the Company as of the date thereof.  The Books and Records accurately and fairly reflect, in reasonable scope and detail and in accordance with good business practice, the transactions and assets and liabilities of the Company and such other information as is contained therein.

(c)

Except as disclosed in the Interim Balance Sheet or in Schedule 5.10(c) hereto, since December 31, 2007:

(i)

the Company has operated in the normal and ordinary course in a manner consistent with past practices; and

(ii)

there has been no development, event, condition, or circumstance that has had or could have a Material Adverse Effect on the Company.

(d)

Except for indebtedness to Michael Kelley, the Company has no indebtedness, loans or advances to, and has made no guaranty of indebtedness of either of the Parent or any Affiliate of the Parent.

5.11.

Absence of Undisclosed Liabilities.  Except as fully reserved against in, the most recent Balance Sheet included in the Interim Balance Sheet, the Company has no liabilities or obligations except for (a) trade payables that were incurred in or as a result of the normal and ordinary course of business since February 28, 2008 (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of Contract, breach of warranty, tort, infringement or violation of any Requirement of Law), and (b) executory liabilities or obligations under Contracts entered into in and as a result of the normal and ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of such Contract or violation of any Requirement of Law) and listed in Schedule 5.14(a) hereto.

5.12.

Real Property.

(a)

The Company does not own any real property.  The Company has a valid leasehold interest in all of the Leased Real Property, and such leasehold interests are free and clear of all Encumbrances.  The Company enjoys peaceful and undisturbed possession under the leases for the Leased Real Property (collectively, the “Property Leases”) and no claim has been asserted against the Company that is adverse to the Company’s respective rights in such leasehold interests.  The Company is not a party to any Contract that commits or purports to commit the Company to purchase or otherwise acquire or, except for the Contracts identified on Schedule 5.12(a), lease any real property.  Except as set forth on Schedule 5.12(a), the Company is not a party to or otherwise bound or subject to any Contract which grants to any Person any right of use or occupancy of any portion of the Real Property.  Except as set forth on Schedule 5.12(a) attached hereto, the Company has no option to purchase or lease or right of first refusal regarding the purchase or lease of any real property.  The Company has delivered to Acquiror true and complete copies of its Property Leases.

(b)

The Leased Real Property is (i) in good condition and repair (reasonable wear and tear excepted) and there has been no damage, destruction or loss to any of the Leased Real Property that remains unremedied to date (ordinary wear and tear excepted), (ii) suitable to carry out the Business as conducted and intended to be conducted thereon, (iii) adequately serviced by all utilities and services necessary for the conduct of the Business, and (iv) to the Company’s Knowledge, in compliance with all applicable laws, rules and regulations.

(c)

There are no condemnation, appropriation or other proceedings involving any taking of the Leased Real Property pending, or to the Knowledge of the Company, threatened, against any of the Leased Real Property.

(d)

The current use of the Leased Real Property is a permitted under the existing zoning and other laws, rules and regulations.

(e)

Each Property Lease (i) is in full force and effect, (ii) affords the Company, exclusive possession of the applicable Leased Real Property, and (iii) constitutes a valid and binding obligation of, and is enforceable in accordance with its terms against, the respective parties thereto.  Notwithstanding the generality of the foregoing, the Company has the current right under the Property Leases to the exclusive and peaceful possession of the Leased Real Property and their use in the Business.

(f)

The Company has performed the obligations required to be performed by it to date under the Property Leases and is not in default or breach thereof.  In addition, no party to any Property Lease has (i) provided any written notice to the Company or the Parent of its intent to terminate or not renew any such Property Lease, (ii) to the Knowledge of the Company, threatened to terminate or not renew any such Property Lease, or (iii) is in breach or default under any provision thereof, and no event or condition has occurred, whether with or without the passage of time or the giving of notice, or both, that would constitute such a breach or default.

(g)

The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in or give to any Person any right of termination, non-renewal, cancellation, withdrawal, acceleration or modification in or with respect to any Property Lease, or (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed rent or payments under any such Property Lease.

5.13.

Personal Property.  The Company either owns good, marketable and indefeasible legal and beneficial title, or has a valid leasehold interest in, or valid license for all of the items of personal property (both tangible and intangible) that are used in the conduct of the Business and operations, free and clear of all Encumbrances.  All items of personal property material to the conduct of the Business are included in the Acquired Assets, and all are in good condition and repair (reasonable wear and tear excepted) and are sufficient to operate the Business in the normal and ordinary course in a manner consistent with past practice and are free from any material defect or other material deficiency (whether in design or manufacture).  The Company enjoys peaceful and undisturbed possession under all leases of personal property under which the Company is operating and no claim has been asserted against the Company that is adverse to any of the Company’s rights in such leasehold interests.  Since February 28, 2008, the Company has not incurred or suffered any physical damage, destruction, theft or loss of any of its items of its respective personal property, whether owned or leased and whether or not insured.

5.14.

Contracts.

(a)

Other than (i) agreements entered into in the ordinary course of business, consistent with past practice, involving expenditures, Obligations or Liabilities of under $10,000, (ii) purchase orders, repair orders and sale orders involving expenses or revenues of less than $10,000 or sales of Inventory arising in the ordinary and normal course of business, consistent with past practice, and (iii) Contracts relating to the performance of services or the sale of products by the Company that provided revenue to the Company of less than $10,000 during the year ended December 31, 2007 and that are not expected to provide revenue to the Company of $10,000 or more in the year ending December 31, 2008, Schedule 5.14(a), is a complete and accurate list of each Contract described below to which the Company or any of its respective properties is party or is otherwise bound or subject (each, a “Material Contract”):

(i)

all Contracts relating to the performance of services or the sale of products by the Company;

(ii)

all Contracts that create a partnership or a joint venture or arrangement that involves a sharing of profits (whether through equity ownership, Contract or otherwise) with any other Person;

(iii)

all Contracts relating to the acquisition or the divestiture of fixed assets, including intangible assets, physical fixed assets (with the exception of real estate and real estate-like rights) and financial assets;

(iv)

the Property Leases and all other lease or rental Contracts (whether for real or personal property);

(v)

all management, service, supply, security, maintenance and similar Contracts involving annual expenditures in excess of $10,000, and all attornment Contracts, subordination Contracts or similar Contracts affecting or relating to the use and quiet and peaceful enjoyment of the Real Property;

(vi)

all Contracts for the storage, transportation, holding, treatment, processing or disposal of any Hazardous Substances;

(vii)

all Contracts for storage, reoccurring transportation or similar services for tangible personal property with carriers or warehouses;

(viii)

all Contracts that provide a license of Intellectual Property entered into by the Company, whether as licensor or licensee, other than licenses to use software available over the counter;

(ix)

to the extent not already covered in Section 5.14(a)(viii), all Contracts pursuant to which the Company is granted by any other Person any right, option or right of first refusal or negotiation to operate franchises and businesses;

(x)

all credit Contracts entered into by the Company as lender, or borrower, or guarantor, with the exception of usual and customary trade receivables or payables agreed to in the normal and ordinary course of business;

(xi)

all Contracts involving a commitment of any of the Company’s respective assets or the incurrence by the Company of liabilities in any one transaction or series of related transactions in excess of $10,000, or that extend beyond one year from the date of this Agreement;

(xii)

all employment Contracts and all Contracts with advisors or consultants to the extent that they involve annual payments exceeding $10,000;

(xiii)

all Contracts relating to fringe benefits, profit sharing, commissions, or bonuses as well as similar agreements with the exception of those already listed in Schedule 5.9(a) attached to this Agreement;

(xiv)

all Contracts that purport to or have the effect of limiting the Company’s respective right to engage in, or compete with any Person in any business;

(xv)

all Contracts which have been entered into or assumed outside the ordinary course of the Business;

(xvi)

all Contracts in which the Company grants a power-of-attorney;

(xvii)

all Contracts in which the Company is required to pay a management or similar fee to any Person;

(xviii)

all Contracts with domestic or foreign suppliers, manufacturers, manufacturer representatives, dealers or agents; and

(xix)

a description of any commitment by the Company to enter into any Contracts of the type listed in Section 5.14(a) above.

(b)

The Company has provided true and complete copies of all of the Material Contracts to Acquiror.  Each of the Material Contracts (i) is in full force and effect, (ii) is a valid and binding obligation of, and is enforceable in accordance with its terms against the Company and, to the Company’s Knowledge, each of the other parties thereto except as such may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors’ rights generally, and by general equitable principles, (iii) except as otherwise indicated as such on Schedule 5.14(a) attached hereto, was made in the normal and ordinary course of business, and (iv) contains no provision or covenant prohibiting or limiting the ability of the Company to operate its respective businesses in the manner in which it is currently operated.  No party to any Material Contract (x) has provided any written notice to the Company of such party’s intent to terminate or withdraw its participation in any Material Contract, (y) has or, to the Knowledge of the Company, has, threatened to terminate or withdraw from participation in any Material Contract or (z) is in breach or default under any Material Contract.

(c)

Except for those Material Contracts for which Consent is required as set forth on Schedule 5.14(c) attached hereto, no Consent of any party to any Material Contract to which the Company or any of its respective properties is a party or is otherwise bound or subject is required in connection with the transactions contemplated by this Agreement or any of the Transaction Documents.  There is no consent required under any other Contract, the absence of which could have a Material Adverse Effect on the Company, its assets, operations or prospects.

(d)

Except as set forth in Schedule 5.14(d) hereto, and assuming the Consents referenced on Schedule 5.14(c) are obtained, the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated by this Agreement and the Transaction Documents will not (i) result in or give to any Person any right of termination, non-renewal, cancellation, withdrawal, acceleration or modification in or with respect to any Material Contract or any such rights in or with respect to any other Contract, (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under any Contract, (iii) result in the creation or imposition of any Encumbrance upon any of the Acquired Assets under the terms of any Contract, (iv) result in or give rise to any action, claim or demand against the Company or the Acquired Assets (other than executory obligations in accordance with the express terms of such Contracts to the extent not resulting from, arising out of, relating to, or in the nature of, or caused by any breach of Contract, breach of warranty, tort, infringement or violation of any Requirement of Law) by any other Person who is a party to any Contract, or (v) result in any restriction on the Company’s rights under any Material Contract.

5.15.

Insurance.  Schedule 5.15 hereto is a complete and accurate list of all insurance policies held by the Company identifying all of the following for each such policy: (a) the type of insurance; (b) the insurer; (c) the policy number; (d) the applicable policy limits, (e) the applicable periodic premium; and (f) the expiration date.  Each such insurance policy is valid and binding and is and has been in effect since the date of its issuance.  All premiums due thereunder have been paid or will be paid in the ordinary course of business, and neither the Company nor the Parent has received any notice of any cancellation, non-renewal or termination in respect of any such policy.  The Company is not in default under any such policy.  No such insurer is the subject of insolvency proceedings.  The Company has not received oral or written notice that any insurer under any policy referred to in this Section 5.15 is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.  The Company has notified its respective insurance carriers of all litigation, claims and facts which could reasonably give rise to a claim, all of which are disclosed in Schedule 5.15.  The liability insurance maintained by the Company is and has at all times during the three (3) years before the date of this Agreement been on an “occurrence basis,” except as set forth on Schedule 5.15 hereto.

5.16.

Intellectual Property.

(a)

Schedule 5.16(a) hereto is a complete and accurate list of all of the Company’s registered patents, patent applications, copyright registrations, copyright applications, trademark registrations and trademark applications, both domestic and foreign, together with the: (i) applicable registration number; (ii) filing, registration, issue or application date; (iii) record owner; (iv) country; (v) title or description; and (vi) remaining life.  The Intellectual Property listed on Schedule 5.16(a) constitute all of the Intellectual Property necessary or beneficial to the operation of the Business as presently conducted and as presently proposed to be conducted.  Except as set forth on Schedule 5.16(a) hereto, the Company either owns good, marketable and indefeasible legal and beneficial title or has a valid licensed interest in all Intellectual Property used by the Company in connection with the Business, free and clear of all Encumbrances.  All Intellectual Property pertaining to any product, good or article of merchandise manufactured or sold or right or service provided or licensed by the Company or used, employed or exploited in the development, sales, marketing, or distribution of such products, rights or services, constituted valid and enforceable rights of the Company at the time thereof.  The Company is not infringing and has not infringed upon, and the Company is not misappropriating and has not misappropriated, the rights of any other Person.  To the Company’s Knowledge, no Person is infringing or has infringed or is misappropriating or has misappropriated any of the Company’s respective Intellectual Property used by the Company in connection with the Business.

(b)

There is neither pending, nor to the Company’s Knowledge, threatened, any Legal Proceeding against the Company contesting the validity or right of the Company to register or use any of the Intellectual Property, and neither the Company nor the Parent has received any written notice of infringement upon or conflict with any asserted right of others nor, to the Company’s Knowledge, is there a valid basis for such a notice.

(c)

Except as otherwise provided in the applicable Contracts that provide a license of Intellectual Property identified as such in Schedule 5.16(a), the Company has no obligation to compensate others for the use of any Intellectual Property.  In addition, except as otherwise provided on Schedule 5.16(a), the Company has not granted to any other Person any license or other right to use, in any manner, any of the Intellectual Property used by the Company in connection with the Business, whether or not requiring the payment of royalties.

5.17.

Environmental Matters.

(a)

The Company and the operation of the Business are and have been in compliance with all applicable Environmental Laws.

(b)

There have occurred no and there are no events, conditions, circumstances, activities, practices, incidents, or actions that may reasonably be expected to give rise to any common law or statutory liability, or otherwise form the basis of any Legal Proceeding, Order, remedial or responsive action, or study involving or relating to the Company, based upon or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, release or threatened release into the environment, of any pollutants, contaminants, chemicals or Hazardous Substances.

(c)

The Company has not received any request for information, and has not been notified that it is a potentially responsible party, under the Environmental Law, or any similar state law with respect to any on-site or offsite location.

(d)

No notice, notification, demand, request for information, citation, summons, complaint or order has been issued, no complaint has been filed, no penalty has been assessed, no claim has been made, and no investigation or review is pending or, to the Company’s Knowledge, threatened by any Governmental Entity or other Person with respect to any (i) alleged violation by the Company of any Environmental Law or liability thereunder or (ii) alleged failure by the Company to have any Permit required by Environmental Law nor, to the Company’s Knowledge, is there any basis therefor.

(e)

There have been no discharges, emissions or releases of Hazardous Substances which are or were reportable by the Company under any Environmental Laws.

(f)

There has been no investigation, study, audit, test, review or other analysis (including any Phase I environmental assessments) conducted by the Company or its Affiliates in relation to any Leased Real Property.

(g)

There is no 4) asbestos contained in or forming a part of any building, structure or improvement comprising a part of any of the Leased Real Property, 5) no polychlorinated byphenyls (PCBs) present, in use or stored on the Leased Real Property, and
6) no radon gas or the presence of radioactive decay products of radon are present on, or underground at any of the Real Property, at levels beyond the minimum safe levels for such gas or products prescribed by applicable Environmental Laws.

5.18.

Permits.

(a)

The Company and its employees, independent contractors and agents, have obtained and hold in full force, all Permits that are necessary or advisable for the operation of the Business, all of which are listed on Schedule 5.18 hereto.  Neither the Company nor any of its employees, independent contractors or agents, is in noncompliance with the terms of any such Permit.

(b)

Except as set forth on Schedule 5.18, the execution, delivery and performance of this Agreement and the Transaction Documents and the consummation of the transactions contemplated by this Agreement and the Transaction Documents will not (i) result in or give to any Person any right of termination, non-renewal, cancellation, acceleration or modification in or with respect to any such Permit, (ii) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under any such Permit, (iii) result in the creation or imposition of any obligation and liability upon Acquiror or any of Acquiror’s Affiliates (other than executory obligations in accordance with the express terms of such Permits not resulting from, arising out of, relating to, or in the nature of, or caused by any breach of Permit, breach of warranty, tort, infringement or violation of any Requirement of Law) or any Encumbrance upon the Company’s respective assets under the terms of any Permit or (iv) result in any restriction on the Company’s respective rights under any Permit.

(c)

Except as set forth in Schedule 5.18(c) attached hereto, there is no Order outstanding against the Company, nor is there now pending, or to the Company’s Knowledge, threatened, any Legal Proceeding, which could adversely affect any such Permit required to be obtained and maintained by the Company nor, to the Company’s Knowledge, is there any basis therefor.

5.19.

Regulatory Filings.  The Company has filed timely all registrations, filings, reports, and submissions that are required by any Requirement of Law.  All such registrations, filings, reports and submissions were made in accordance with applicable Requirements of Law when filed and all information contained in such registrations, filings, reports and submissions was true and complete when made.  Since the date of any such filing, there has been no development, event, condition or circumstance that would require the Company to amend or supplement any such registration, filing, report or submission or otherwise make any additional registration, filing, report or submission.  No deficiencies have been asserted by any Governmental or Regulatory Authority with respect to any such registrations, filings, reports and submissions that have not been finally resolved.

5.20.

Taxes and Tax Returns.

(a)

Except as set forth in Schedule 5.20, the Company:

(i)

Has duly and timely filed or will file or furnish when due in accordance with all applicable laws all Tax Returns required to be filed or furnished with respect to any period ending on or prior to the date hereof;

(ii)

Has correctly reflected in all material respects on the Tax Returns (and, as to any Tax Returns not filed as of the date hereof, will correctly reflect) the facts regarding its income, business, assets, operations, activities, and status of any other information required to be shown therein;

(iii)

Has timely paid, withheld, or made adequate provision for all Taxes shown as due and payable on the Tax Returns that have been filed including, but not limited to, withholding obligations attributable to employee wages;

(iv)

Is not subject to Encumbrances of any kind for Taxes upon any of the Acquired Assets other than for those Encumbrances for Taxes not yet due and payable.;

(v)

Is not subject to any claims, audits, actions, suits, proceedings, or investigations with respect to any Tax or assessment for which the Company could be liable;

(vi)

Has not agreed to make, nor is it required to make, any adjustment under Section 481(a) of the Code for any period ending after the Effective Time by reason of a change in accounting method or otherwise and the Company does not have any Knowledge that the IRS has proposed such adjustment or change in accounting method;

(vii)

Has no permanent establishment located in any tax jurisdiction other than the United States, and is not liable for the payment of Taxes levied by any jurisdiction located outside the United States.

(viii)

No state of facts exists or has existed that would constitute grounds for the assessment of Tax liability with respect to periods that have not been audited by the IRS or any other Taxing Authority.

(ix)

No power of attorney has been granted by the Company with respect to any matter relating to Taxes that is currently in force.

(x)

All transactions that could give rise to an understatement of federal income tax (within the meaning of Section 6662 of the Code) have been adequately disclosed on the Company’s Tax Returns in accordance with Section 6662(d)(2)(B) of the Code.

(b)

None of the directors or officers of Company or the Founder is aware of any state of facts which could give rise to any claim, audit, action, suit, proceeding, or investigation with respect to any Tax or assessment for which the Company could be liable and that would be material.

5.21.

Accounts.  Schedule 5.21 completely and accurately states the names and addresses of each bank, financial institution, fund, investment or money manager brokerage house or similar institution in which the Company maintains any account (whether checking, savings, investment, trust or otherwise), lock box, or safe deposit box (collectively, the “Accounts”),and the account numbers and name of Persons having authority to effect transactions with respect thereto or other access thereto.

5.22.

Receivables.  The Receivables arose from bona fide transactions in the normal and ordinary course of the Business and reflect credit terms consistent with the Company’s past practice.  All Receivables are collectable in the ordinary course of business.

5.23.

Inventory.  All Inventory reflected on the most recent balance sheet in the Interim Financials and in the Company’s Books and Records (a) was purchased or acquired and is maintained in the normal and ordinary course of the Business, (b) has been reflected on such Books and Records at a value equal to the market value thereof, net of appropriate reserves for obsolete or excess inventory, (c) is reasonable as to quantity under the present and reasonably anticipated circumstances of the Company, and (d) is of good and merchantable quality and is free from any material deficiency.  The Company is not under any liability or obligation with respect to the return of any Inventory sold or furnished to any Person other than the Company’s normal and customary product warranties listed on Schedule 5.23 hereto.

5.24.

Product Liability.  The Company has no liability (and, to the Company’s Knowledge, there is no basis for any present or future Legal Proceeding or Order against the Company giving rise to any liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any product sold or delivered by the Company.

5.25.

Warranties.  All of the services offered and products sold by the Company are subject to standard terms and conditions.  True and complete copies of such terms and conditions of service are attached to Schedule 5.23.  The Company makes no warranties to its customers with respect to any product that is sold or delivered in connection with the Business.

5.26.

Vendors/Suppliers.  The Company has not received notice that any supplier or vendor has terminated or changed significantly its relationship with the Company nor, to the Company’s Knowledge, does any supplier or vendor intend to terminate or change significantly its relationship with the Company.  The Company generally enjoys good working relationships under all arrangements and agreements with its suppliers and vendors.

5.27.

Prepayment of Indebtedness.  Except as set forth on Schedule 5.27, all Obligations and Liabilities of the Company with respect to any outstanding Indebtedness or other obligations being assumed by Acquiror may be prepaid by the Company at any time, without any interest (other than accrued or unpaid interest on outstanding principal at the non-default interest rate provided for in the contract governing such indebtedness or obligations), charge, penalty, premium, fee or other amount.

5.28.

Broker’s or Finders.  Except as set forth on Schedule 5.28, neither the Company nor the Parent has engaged the services of any broker or finder with respect to the transactions contemplated by this Agreement or any of the Transaction Documents.  No Person has or will have, as a result of the consummation of the transaction contemplated by this Agreement, any right, interest or valid claim against or upon Acquiror or any of its Affiliates for any commission, fee or other compensation as a finder or broker thereof; and the Company and/or the Parent shall be solely responsible for the payment of all fees and commissions payable to any such broker.

5.29.

No Other Agreements to Sell.  Neither the Company nor the Parent has granted, and there is not outstanding any option, right, agreement, Contract or other obligation or commitment pursuant to which any other Person could claim a right to acquire in any way any ownership or other material interest in the Company or any of the Acquired Assets.

5.30.

Disclosure Generally.  No representation or warranty by the Company or Parent in this Agreement, nor any certificate, schedule, or exhibit hereto furnished or to be furnished by or on behalf of the Company or Parent pursuant to this Agreement or in connection with transactions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statements contained therein not misleading.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF ACQUIROR

Acquiror hereby represents and warrants to the Company and the Parent as follows:

6.1.

Organization.

(a)

Acquiror 7) is a newly formed limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada, 8) has the limited liability company power and authority to own and operate its properties and assets and to transact its business as currently conducted, and 9) is duly qualified and authorized to do business and is in good standing in all jurisdictions where the failure to be duly qualified, authorized and in good standing would have a Material Adverse Effect upon Acquiror’s businesses, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise).

(b)

There is no Legal Proceeding or Order pending or, to the Knowledge of Acquiror, threatened against or affecting Acquiror revoking, limiting or curtailing, or seeking to revoke, limit or curtail Acquiror’s power, authority or qualification to own, lease or operate its properties or assets or to transact its business.

6.2.

Authorization for Agreement.  The execution, delivery and performance of this Agreement and the Transaction Documents to which Acquiror is a party and the consummation of the transactions contemplated by this Agreement and such Transaction Documents by Acquiror (a) are within Acquiror’s limited liability company powers and duly authorized by all necessary action on the part of Acquiror and (b) do not (i) require any action by or in respect of, or filing with, any Governmental or Regulatory Authority or (ii) contravene, violate or constitute, whether with or without the passage of time or the giving of notice or both, a breach or default under, any Requirement of Law applicable to Acquiror or any of its properties or Acquiror’s Articles of Organization, limited liability company agreement or other governing documents.

6.3.

Enforceability.  This Agreement and each of the Transaction Documents to which Acquiror will be a party have been duly executed and delivered by Acquiror and constitute the legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with their terms.

6.4.

Ownership of Acquiror.  All of the issued and outstanding limited liability company membership interests of Acquiror are owned by Michael Kelley and Michael Kelley is the sole managing member of Acquiror.

6.5.

Contribution of Transferred Securities to Acquiror.  Prior to the Closing Date, Michael Kelley will have contributed to Acquiror the Transferred Securities and such Transferred Securities shall be free and clear of all Encumbrances (except Encumbrances imposed by applicable securities laws).  The contribution of the Transferred Securities to Acquiror shall be in compliance with all applicable state and federal securities laws.

6.6.

Title to Transferred Securities.  As of the Closing Date, Acquiror shall be the sole and exclusive owner of, and have good and marketable title to, all of the Transferred Securities, free and clear of all Encumbrances of any kind or nature whatsoever (other than Encumbrances pursuant to applicable securities laws) and has the exclusive right to dispose of the Transferred Securities.

6.7.

Knowledge of Breach.  Acquiror has no Knowledge that the Company or the Parent is in breach of any of the representations of warranties made by the Company and the Parent in Article 5, including, but not limited to, the information contained in the schedules and exhibits attached hereto and made a part hereof.

ARTICLE 7
REPRESENTATIONS AND WARRANTIES OF MICHAEL KELLEY

Michael Kelley hereby represents and warrants to the Company and the Parent as follows:

7.1.

Power.  Michael Kelley has full power, capacity, legal right and authority to enter into, execute and deliver this Agreement and any other Transaction Documents to which he is a party, and to carry out the transactions contemplated hereby and thereby.

7.2.

Ownership of Acquiror.  All of the issued and outstanding limited liability company membership interests of Acquiror are owned by Michael Kelley and Michael Kelley is the sole managing member of Acquiror.

7.3.

Contributuion of Transferred Securities to Acquiror.  Prior to the Closing Date, Michael Kelley will have contributed to Acquiror the Transferred Securities and such Transferred Securities shall be free and clear of all Encumbrances (except Encumbrances imposed by applicable securities laws).  The contribution of the Transferred Securities to Acquiror shall be in compliance with all applicable state and federal securities laws.

7.4.

Title to Transferred Securities.  As of the Closing Date, Acquiror shall be the sole and exclusive owner of, and have good and marketable title to, all of the Transferred Securities, free and clear of all Encumbrances of any kind or nature whatsoever (other than Encumbrances pursuant to applicable securities laws) and has the exclusive right to dispose of the Transferred Securities.

ARTICLE 8
GENERAL COVENANTS

8.1.

Conduct of Business Pending Closing.  From and after the date hereof and pending Closing, and unless Acquiror shall otherwise consent or agree in writing, the Company and the Parent covenant and agree that:

(a)

Ordinary Course.  The Business will be conducted only in the ordinary course and consistent with past practice, including sales contracts, billing and collection practices of accounts receivable, and payment of accounts payable.  Without limiting the foregoing, but subject to Section 8.1(c)(v), the Company will accept customer orders in the ordinary course and consistent with past practice for all products offered by Company, but expected to be delivered by Acquiror after the Closing Date.

(b)

Preservation of Business.  The Company and the Parent will use all commercially reasonable efforts to preserve the Business intact and to preserve for the Company and, after the Closing, Acquiror the goodwill of the suppliers, customers and others having business relations with the Company, including, without limitation, maintaining in full force and effect the Permits set forth in Schedule 5.18 and the Contracts set forth in Schedule 5.14(a).  The Company and Acquiror will cooperate in communication with independent contractors and customers to accomplish the transfer of the Acquired Assets to Acquiror as of the Effective Time.

(c)

Material Transactions.  Unless Acquiror shall hereafter otherwise specifically consent or agree in writing which consent will not be unreasonably withheld, the Company shall not, and the Parent will not permit the Company to:

(i)

amend its certificate of incorporation, bylaws or other organizational documents;

(ii)

issue any shares of its capital stock or rights or options to acquire any shares of its capital stock;

(iii)

declare or pay any dividend or other distribution to its stockholders or other Affiliates;

(iv)

pay any bonus or make any similar payment;

(v)

enter into any contract or commitment the performance of which may extend beyond the Closing, except those made in the ordinary course of business, the terms of which are consistent with past practice and reasonable in light of current conditions;

(vi)

enter into any employment or consulting contract or arrangement with any Person which is not terminable at will, without penalty or continuing obligation;

(vii)

change any employee’s rate or basis of compensation or the rate or basis of compensation of any other Person engaged by the Company;

(viii)

incur, create, assume or suffer to exist any restriction, Encumbrance, tenancy, encroachment, covenant, condition, right-of-way, easement, claim, charge or other matter affecting title on any of the Acquired Assets;

(ix)

incur any Indebtedness or other obligation for money borrowed;

(x)

make any advance or loan;

(xi)

make an investment in or capital contribution to any Person;

(xii)

amend or terminate any Material Contract;

(xiii)

take any action or permit to occur any event described in Section 5.10(c) hereof; or

(xiv)

take any action or omit to take any action which will result in a violation of any applicable law or any Requirement of Law or cause a breach of any Contracts.

(d)

Maintenance of Employees.  The Company and the Parent will use all commercially reasonable efforts to retain all existing employees of the Company and other Persons engaged by the Company (unless the Company desires to terminate an employee or such other Person for cause) and will promptly notify Acquiror of the termination of employment of any existing employee or such other Person, the receipt by the Parent or the Company of notice of termination of employment of any existing employee or termination of engagement by Persons otherwise engaged by the Company and in the event the Parent or the Company believes that any existing employee or Person otherwise engaged by the Company intends to terminate his or her employment or engagement with the Company.  Moreover, the Company shall permit Acquiror to meet and discuss the possibility of employment and/or a continued contractual relationship or other engagement with current employees and such other Persons engaged by the Company, and shall not unreasonably interfere with or impede Acquiror’s right to do so, either directly or indirectly.

(e)

Compliance with Laws.  The Company will comply with all laws and regulations which are applicable to the Company, the Company’s ownership of the Acquired Assets or to the conduct of the Business.

(f)

Insurance.  The Company shall, and the Parent shall cause the Company to, maintain in full force and effect the policies of insurance listed on Schedule 5.15, subject only to variations required by the ordinary operations of the Business, or else will obtain, prior to the lapse of any such policy, substantially similar coverage with insurers of recognized standing and approved in writing by Acquiror.  The Parent shall promptly advise Acquiror in writing of any change of insurer or type of coverage in respect of the policies listed on Schedule 5.15.

(g)

Information Statement on Schedule 14C.  The Parties acknowledge and agree that the transactions contemplated by this Agreement are being submitted to the Parent’s shareholders for approval and that, subject to Article 9 and Article 15, the Closing Date shall take place within one (1) business day following the Parent’s receiving the consent from its shareholders holding a majority of the Parent’s issued and outstanding shares of common stock and upon the approval, if reviewed, and clearance of the Information Statement by Governmental or Regulatory Authority.  Acquiror and Michael Kelley each agree to provide their respective consent, and to vote all of their respective shares of common stock, in favor of approving the transactions contemplated by this Agreement, which consent shall be included in the Information Statement.  Parent shall cause each of the Dutchess Entities (as defined below) holding shares of capital stock of the Parent to provide their respective consents, and to vote all of its shares of common stock, if any, in favor of approving the transactions contemplated by this Agreement, which consents shall be included in the Information Statement.

8.2.

Fulfillment of Agreements.

(a)

The Company and the Parent shall use all commercially reasonable efforts to cause all of the conditions to the obligations of Acquiror under Section 9.1 of this Agreement to be satisfied on or prior to the Effective Time.  The Company shall, and the Parent shall cause the Company to, conduct the Business in such a manner that at the Closing the representations and warranties of the Company and the Parent contained in this Agreement shall be true and correct as though such representations and warranties were made on, as of, and with reference to such date. The Company or the Parent will promptly notify Acquiror in writing of any event or fact which will or is likely to cause any of their or its representations or warranties to be or become untrue.  Through the Closing Date, the Company or the Parent shall promptly advise Acquiror in writing of the occurrence of any condition or development (exclusive of general economic factors affecting business in general) of a nature that is or may be materially adverse to the Business, operations, properties, assets, prospects or condition (financial or otherwise) of the Company.

(b)

Acquiror shall use all commercially reasonable efforts to cause all of the conditions to the obligations of the Company and the Parent under Section 9.2 of this Agreement to be satisfied on or prior to the Effective Time.  Acquiror shall conduct the Business in such a manner that at the Closing the representations and warranties of Acquiror contained in this Agreement shall be true and correct as though such representations and warranties were made on, as of, and with reference to such date.  Acquiror will promptly notify the Company in writing of any event or fact which will or is likely to cause any of their or its representations or warranties to be or become untrue.  Through the Closing Date, Acquiror shall promptly advise the Company in writing of the occurrence of any condition or development (exclusive of general economic factors affecting business in general) of a nature that is or may be materially adverse to its business, operations, properties, assets, prospects or condition (financial or otherwise) of Acquiror.

8.3.

Access, Information and Documents.  Through the Closing Date, the Company shall, and the Parent shall cause the Company to, give to Acquiror and to Acquiror’s counsel, accountants and other representatives full access during normal business hours to all of the Company’s properties, books, tax returns, contracts, commitments, records, officers, personnel and accountants and will furnish to Acquiror all such documents and copies of documents (certified to be true copies if requested) and all information with respect to the affairs of the Company as Acquiror may request.  No investigation or receipt of information by Acquiror pursuant to this Agreement shall diminish or obviate any of the representations, warranties, covenants or agreements of the Company or the Parent under this Agreement or the conditions to the obligations of Acquiror under this Agreement.

8.4.

Acquisition Proposals.  From the date hereof through the Closing, the Company shall not, and the Parent shall cause the Company not to, sell or otherwise transfer any of the Acquired Assets to any other Person, except for the sale of Inventory in the ordinary course of business consistent with past practices.  From the date hereof through the Closing, the Parent, the Company, their respective Affiliates and any officers, directors, employees, representatives or agents of the Company, shall not, directly or indirectly, solicit, initiate or participate in any way in discussions or negotiations with, or provide any information or assistance to, any Person or group of Persons (other than Acquiror) concerning any acquisition of an equity interest in, or in a merger, consolidation, liquidation, dissolution, disposition of assets (other than sales of assets in the ordinary course of business and as specifically permitted pursuant to this Agreement) of the Company or any disposition of any of the shares of its capital stock (other than pursuant to the transactions contemplated by this Agreement) (each, an “Acquisition Proposal”), or assist or participate in, facilitate or encourage any effort or attempt by any other Person to do or seek to do any of the foregoing.  The Company or the Parent shall promptly communicate to Acquiror the terms of any Acquisition Proposal which the Company or the Parent may receive.  The Company and the Parent represent and warrant to, and covenant and agree with, Acquiror that none of the Company, the Parent, nor any of their Affiliates has incurred any obligation to any potential acquiror that would be violated by reason of the execution, delivery and consummation of this Agreement.

8.5.

Notice of Certain Events.

(a)

The Company and the Parent shall promptly notify Acquiror of:

(i)

any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement or the other Transaction Documents;

(ii)

any notice or other communication from any governmental entity in connection with the transactions contemplated by this Agreement or the other Transaction Documents; and

(iii)

any material claims or legal proceedings commenced or, to their Knowledge threatened, relating to or involving or otherwise affecting the Company or the parties hereto and which relates to the consummation of the transactions contemplated by this Agreement.

(b)

If the Company or Parent acquire Knowledge after the date of this Agreement of (i) any matter which, if existing, occurring or known at the date of this Agreement would have been required to be disclosed to Acquiror, or (ii) the occurrence of any event or the failure of any event to occur that may result in the failure to satisfy any condition specified in Article 9 or the obligations of any party to consummate the transactions contemplated by this Agreement, such party shall, promptly after obtaining such Knowledge, notify Acquiror, in writing in sufficient detail to permit a reasonable analysis thereof.

8.6.

Confidentiality.

(a)

Prior to the Closing, Acquiror shall hold in confidence, and use its commercially reasonable efforts to have all of the officers, managers, independent contractors and employees hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Business and shall not disclose, publish or make use of the same without the consent of Company and/or Parent, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by Acquiror and except and to the extent disclosure is required by applicable law.

(b)

The Company and the Parent shall hold in confidence, and use their commercially reasonable efforts to have all of the officers, directors, independent contractors and employees of the Company, except those who become officers, directors, employees or independent contractors of Acquiror, hold in confidence, all knowledge and information of a secret or confidential nature with respect to the Business following the Closing and shall not disclose, publish or make use of the same without the consent of Acquiror, except to the extent that such information shall have become public knowledge other than by breach of this Agreement by the Company or the Parent, and except and to the extent disclosure is required by applicable law.

(c)

The parties agree that the remedy at law for any breach of this Section 8.6 would be inadequate and that Acquiror shall be entitled to injunctive relief in addition to any other remedy it may have upon breach of any provision of this Section 8.6.

8.7.

Noncompetition.

(a)

Obligation.  From and after the date of Closing, for a period of 3 years, each of the Company and the Parent agree that they will not, directly or indirectly:

(i)

engage or participate in the Business in the Territory;

(ii)

become interested (as owner, stockholder, lender, partner, co-venturer, director, shareholder, employee, agent, consultant or otherwise) in any portion of the business of any person, firm, corporation, association or other entity located or doing business in the Territory other than Acquiror and its Affiliates (collectively, an “Entity in the Territory”) where such portion of such business is in or competitive with the Business; provided, however, notwithstanding the foregoing, the Company and Parent may hold collectively not more than two percent (2%) of the outstanding securities of any class of any publicly-traded securities of a company that is engaged in activities referenced in this Section 8.7(a);

(iii)

solicit, call on or transact or engage in any direct or indirect business activity, for a purpose competitive with the Business, with any customer, or referral source, with whom the Company or Parent or their respective Affiliates shall have dealt in connection with the Business at any time prior to the Closing;

(iv)

influence or attempt to influence any customer or referral source of the Company or Parent prior to the Closing to terminate or modify any written or oral agreement with Acquiror or any of its Affiliates; or

(v)

influence or attempt to influence any person or entity, for a purpose competitive with the Business, either (A) to terminate or modify an employment, consulting, agency, distributorship or other arrangement with Acquiror or its Affiliates, or (B) to employ or retain, or arrange to have any other person or entity employ or retain, any person who has been employed or retained by Acquiror or its Affiliates.

(b)

Acknowledgments.  The Company and the Parent hereby acknowledge and agree that:

(1)

the rights, obligations and duties of the parties under this Section 8.7 are necessary for the protection of the legitimate business interests of Acquiror at the times set forth in this Section 8.7;

(2)

the agreements of the parties set forth in this Section 8.7 are an integral part of this Agreement, without which transactions contemplated in and by this Agreement will not close;

(3)

the scope of the obligations set forth in this Section 8.7 is reasonable in time, geography and types and limitations of activities restricted; and

(4)

the breach of this Section 8.7 will be such that the parties’ harmed by such breach will not have an adequate remedy at law because of the unique nature of the Business.

(c)

Remedy.  The parties acknowledge and agree that the rights of Acquiror pursuant to Section 8.7(a) are of a specialized and unique character and that immediate and irreparable damage will result to such parties if the obligated parties under such sections fail to or refuse to perform their obligations thereunder and, notwithstanding any election by Acquiror to claim damages from as a result of any such failure or refusal, Acquiror may, in addition to any other remedies and damages available, seek an injunction in a court of competent jurisdiction to restrain any such failure or refusal.  No single exercise of the foregoing remedy shall be deemed to exhaust Acquiror’s right to such remedy, but the right to such remedy shall continue undiminished and may be exercised from time to time as often as such parties may elect.

8.8.

Non-Disparagement.  Neither the Company nor the Parent nor any of their respective Affiliates, on the one hand, nor Acquiror nor Michael Kelley or any of their respective Affiliates, on the other hand, will, directly or indirectly, disparage, deprecate or make any negative comment or interfere in the business activities of the other or the other’s stockholders, directors, managers, members, officers, employees, independent contractors, or agents.

8.9.

Required Approvals and Filings.  As promptly as practicable after the date of this Agreement, the Parent shall make all filings required by the Requirements of Law to be made by them in order to consummate the transactions contemplated by this Agreement, including giving all notices and obtaining all consents as required by the laws of the state of Nevada.  Further, Acquiror and Michael Kelley shall make, or cause to be made, all filings required by the Requirements of Law to be made by them to consummate the transactions contemplated by this Agreement.  Acquiror and Michael Kelley also shall use all commercially reasonable efforts to cooperate with the Parent and the Company (a) with respect to all filings the Parent and the Company shall be required by the Requirements of Law to make, including, but not limited to, the Parent’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, as may be amended, and the Parent’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2008, as may be amended; and (b) in obtaining all Consents identified herein.  The Parent and the Company also shall use all commercially reasonable efforts to cooperate with Acquiror and Michael Kelley (a) with respect to all filings Acquiror and Michael Kelley shall be required by the Requirements of Law to make, and (b) in obtaining all Consents identified herein.

8.10.

Change of Corporate Name.  Promptly, and in any event within 5 days following the Effective Time, the Company shall change its name to something without the words “Kelley” or “Communication” or similar words or derivations thereof by filing an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada.

8.11.

Further Assurances.

(a)

Subject to the terms and conditions herein provided, each of the parties hereto agrees, subject to its legal obligations, to use all reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Documents, including to use all commercially reasonable efforts to rectify any event or circumstance which would impede the consummation of the transactions contemplated hereby.

(b)

Except as required by law, no party will voluntarily cooperate with any Person which may hereafter seek to restrain or prohibit or otherwise oppose the transactions contemplated by this Agreement and each party will cooperate with the other party to resist any such effort to restrain or prohibit or otherwise oppose such transactions.

ARTICLE 9
CONDITIONS TO CLOSING

9.1.

Conditions Precedent to Obligations of Acquiror.  The obligations of Acquiror to proceed with the Closing under this Agreement are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by Acquiror in Acquiror’s sole discretion):

(a)

Bringdown of Representations and Warranties.  The representations and warranties of the Company and the Parent contained in this Agreement shall be true and correct in all material respects (without regard, for purposes hereof, of any materiality, Material Adverse Effect or similar qualifications contained in such representations and warranties) on and as of the time of Closing, with the same force and effect as though such representations and warranties had been made on, as of and with reference to such time, and Acquiror shall have received a certificate to such effect duly executed by the Company and the Parent.

(b)

Performance and Compliance.  The Company and the Parent shall have performed, in all material respects, all of the covenants and complied, in all material respects, with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing, and Acquiror shall have received a certificate to such effect duly executed by the Company and the Parent.

(c)

Satisfactory Instruments.  All instruments and documents required on the Company’s and the Parent’s part to effectuate and consummate the transactions contemplated hereby, including those listed on Section 10.3 hereof, shall be delivered to Acquiror and shall be in form and substance reasonably satisfactory to Acquiror and its counsel.

(d)

Required Consents.  All Consents of third parties, including, without limitation, all Governmental or Regulatory Authorities and all Consents referenced on Schedule 5.3 and Schedule 5.14(c), necessary or appropriate to consummate the transactions contemplated hereby and by the Transaction Documents shall have been obtained and no such Consent (i) shall have been conditioned upon the modification in any material respect, cancellation or termination of any material lease, commitment, agreement, easement, right, license, Permit or authorization of the Company; or (ii) shall impose on Acquiror any material condition, provision or requirement not presently imposed upon it or any condition that would be more restrictive on Acquiror after the Closing than the conditions presently imposed on the Company or the Parent, as applicable.

(e)

Litigation.  No order of any Governmental or Regulatory Authority shall be in effect which restrains or prohibits the transactions contemplated hereby or which would limit or adversely affect Acquiror’s ownership or control of the Acquired Assets, and there shall not have been threatened, nor shall there be pending, any action or proceeding by or before any court or Governmental or Regulatory Authority, (i) challenging any of the transactions contemplated by this Agreement or seeking monetary relief by reason of the consummation of such transactions, or (ii) by any present or former owner of any capital stock or equity interest in the Company (whether through a derivative action or otherwise) against the Company or any officer, director, manager or member of the Company in his capacity as such, or (iii) which might have a Material Adverse Effect on its business, prospects or condition (financial or otherwise) of the business of the Company as transacted prior to Closing.

(f)

UCC Termination Statements.  The Company shall have delivered to Acquiror Uniform Commercial Code financing release or termination statements with respect to all security interests in the Acquired Assets.

(g)

No Material Adverse Change.  No material adverse change in the business, operations, properties, assets, income, cash flow, prospects, liabilities, working capital or condition (financial or otherwise) of the Business or the Company (or Acquiror after the Closing), or any event, contingency or condition that is likely to result in such a material adverse change shall have occurred since February 28, 2008.

(h)

Release by Dutchess.  Dutchess Private Equities Fund, L.P., Dutchess Private Equities Fund II, L.P., Dutchess Private Equities Fund, Ltd. and their affiliated entities (collectively, the “Dutchess Entities”), on their respective behalves and on behalf of their respective successors and assigns, shall have executed and delivered to Acquiror and Michael Kelley a general release in a form reasonably acceptable to Acquiror releasing Acquiror, Acquiror’s owners (including, without limitation, Michael Kelley), Affiliated entities, their predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims the Dutchess Entities may have against any of them (including, without limitation, release by appropriate documents of any security interest in or lien upon any of the Acquired Assets), subject to exceptions for gross negligence and wilfull misconduct, except for the Assumed Liabilities. Any such release to be given by the Dutchess Entities pursuant to this Section 9.1(h) is conditioned upon, and subject to, the full release of the Dutchess Collateral as provided in Section 9.2(g).

(i)

Shareholder Approval; Information Statement on Schedule 14C.  The shareholders of the Parent holding a majority of the Parent’s issued and outstanding shares of common stock shall have approved the transactions contemplated in and by this Agreement and the Parent’s Information Statement on Schedule 14C, if reviewed, shall have been approved or cleared by each applicable Governmental or Regulatory Authority.

9.2.

Conditions Precedent to the Obligations of the Company and the Parent.  The obligations of the Company and the Parent to proceed with the Closing hereunder are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by the Company in its sole discretion):

(a)

Bringdown of Representations and Warranties.  The representations and warranties of Acquiror and Michael Kelley contained in this Agreement shall be true and correct in all material respects (without regard, for purposes hereof, of any materiality, Material Adverse Effect or similar qualifications contained in such representations and warranties) on and as of the time of Closing, with the same force and effect as though such representations and warranties had been made on, as of and with reference to such time and Acquiror and Michael Kelley shall have delivered to the Company a certificate to such effect.

(b)

Performance and Compliance.  Acquiror and Michael Kelley shall have performed all of the covenants and complied, in all material respects, with all the provisions required by this Agreement to be performed or complied with by it on or before the Closing, and Acquiror and Michael Kelley shall have delivered to the Company a certificate to such effect.

(c)

Litigation.  No order of any Governmental or Regulatory Authority shall be in effect which restrains or prohibits the transactions contemplated hereby.

(d)

Satisfactory Instruments.  All instruments and documents required on the part of Acquiror and Michael Kelley to effectuate and consummate the transactions contemplated hereby listed in Section 10.2 hereof shall be delivered to the Company and/or the Parent and shall be substantially in the form of the Exhibits attached hereto, when applicable.

(e)

Release by Michael Kelley; Company and Parent.  Michael Kelley shall execute and deliver to the Parent and the Company a release in a form reasonably acceptable to Parent and the Company pursuant to which Michael Kelley releases the Parent and the Company, their respective owners and Affiliated entities, their predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims that Michael Kelley may have with respect to: (i) his employment by or service to either Parent or the Company, subject to customary exceptions; (ii) the Tuscany Sale; (iii) the Cox Settlement; or (iv) the TIP Judgment; provided, however, that this Section 9.2(e) is subject to exceptions for gross negligence and willful misconduct.

(f)

Release by Michael Kelley; Dutchess Entities.  Michael Kelley shall execute and deliver to the Dutchess Entities a release in a form reasonably acceptable to the Dutchess Entities pursuant to which Michael Kelley releases the Dutchess Entities, its respective owners and Affiliated entities, its predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims that

Michael Kelley may have against the Dutchess Entities; provided, however, that this Section 9.2(e) is subject to exceptions for gross negligence and willful misconduct.

(g)

Release by Acquiror; Company and Parent. Acquiror and its affiliated entities, if any, on their respective behalves and on behalf of their respective successors and assigns, shall have executed and delivered to the Parent and the Company a general release in a form reasonably acceptable to the Parent and the Company releasing the Parent and the Company and their owners, their predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims the Acquiror may have against any of them including, without limitation, (i) any matter or claim relating the to Acquired Assets or Assumed Liabilities; (ii) the Tuscany Sale; (iii) the Cox Settlement; or (iv) the TIP Judgment; provided, however, that this Section 9.2(e) is subject to exceptions for gross negligence and willful misconduct and shall not release any other claims that the Acquiror may have against the Company or the Parent under this Agreement or the instruments delivered by the Company and the Parent pursuant to this Agreement.

(h)

Release by Acquiror; Dutchess Entities.  Acquiror and its affiliated entities, if any, on their respective behalves and on behalf of their respective successors and assigns, shall have executed and delivered to the Dutchess Entities a general release in a form reasonably acceptable to the Dutchess Entities releasing the Dutchess Entities and their owners (including, without limitation, Michael Novielli), their predecessor or successor entities, parent entities, subsidiary entities, Affiliates, heirs, successors, assigns, agents, servants and employees from all claims the Acquiror may have against the Dutchess Entities; provided, however, that this Section 9.2(e) is subject to exceptions for gross negligence and willful misconduct.

(i)

Release of Dutchess Collateral. On or prior to the Closing, Acquiror and Michael Kelley shall cause any and all collateral pledged by the Dutchess Entities to secure the Company’s notes payable with Bank of Nevada, or approximately $1,051,201.59, less any amounts remitted from January 1, 2008 through the date hereof, to be released and discharged in full (the “Dutchess Collateral”). The release of the Dutchess Collateral shall be evidenced by a payoff letter from the Bank of Nevada, in form satisfactory to the Dutchess Entities, that the Dutchess Collateral was released and discharged in full. Further, on or prior to the Closing, the Acquiror and Michael Kelley shall cooperate, if required, to cause the Dutchess Collateral to be returned to the Dutchess Entities; provided, however, that any such release of the Dutchess Collateral shall be in the discretion of the Dutchess Entities.

(j)

Shareholder Approval; Information Statement on Schedule 14C.  The shareholders of the Parent holding a majority of the Parent’s issued and outstanding shares of common stock shall have approved the transactions contemplated in and by this Agreement and the Parent’s Information Statement on Schedule 14C, if reviewed, shall have been approved or cleared by each applicable Governmental or Regulatory Authority.

ARTICLE 10
CLOSING

10.1.

The Closing.  The consummation of the transactions contemplated by this Agreement shall take place, subject to Article 9 and Article 15, in person or by facsimile or other electronic means at 10:00 am at Fox Rothschild LLP, 747 Constitution Drive, Suite 100, Exton, PA  19341-0673, within one (1) business day following the approval and clearance of the Parent’s Information Statement on Schedule 14C, which the parties acknowledge will be on or about May 15, 2008 (the “Closing”), or such other date (the “Closing Date”) or location as the parties may agree.  The consummation of the transactions contemplated by this Agreement shall be effective at the Effective Time.

10.2.

Deliveries of Acquiror.  At the Closing, Acquiror shall deliver to the Company:

(a)

an assignment of that Property Lease in a form mutually agreeable to Acquiror and the Company for the real property commonly referred to as 5625 S. Arville, Suite E, Las Vegas, Nevada  89118 (the “Lease Assignment”), duly executed by Acquiror;

(b)

an Assignment and Assumption Agreement in substantially the form of Exhibit C hereto (the “Assignment and Assumption Agreement”) duly executed by Acquiror;

(c)

the bring down certificate referenced in Section 9.2(a);

(d)

the certificate referenced in Section 9.2(b);

(e)

letters offering employment to such employees of the Company as Acquiror may determine in its sole discretion, duly executed by Acquiror;

(f)

stock certificates for all shares of Capital Stock included in the Transferred Securities duly endorsed in blank for transfer or accompanied by an irrevocable security transfer power of attorney duly endorsed in blank, in either case by the holder of record thereof;

(g)

all warrants, options and rights included in the Transferred Securities, accompanied by an irrevocable security transfer power of attorney duly endorsed in blank with respect to each of such warrants, options and rights;

(h)

such other instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to the Company, as shall be appropriate to sell, transfer and assign to the Company, all right, title and interest in and to the Transferred Securities;

(i)

a certificate from the Secretary or Assistant Secretary of the Acquiror, dated the Closing Date, certifying that (i) a true and complete copy of the Acquiror’s Articles of Formation as in effect on the Closing Date is attached thereto, (ii) a true and correct copy of the Acquiror’s operating agreement as in effect on the Closing Date is attached thereto, and (iii) a true and correct copy of the resolutions adopted by the Acquiror’s Managing Member authorizing the execution and performance of this Agreement and the transactions contemplated hereby is attached thereto; and

(j)

a certificate issued by the Secretary of State or other appropriate officials of the jurisdiction of the Acquiror’s incorporation and in each jurisdiction in which the Acquiror is qualified to do business as to the good standing of the Acquiror in such jurisdiction, dated within fifteen (15) days of the Closing Date.

10.3.

Deliveries of the Company and the Parent.  On the Closing Date, the Company and the Parent shall deliver to Acquiror:

(a)

the Lease Assignment, duly executed by Harsch Investment Properties;

(b)

a Bill of Sale in substantially the form of Exhibit D hereto (the “Bill of Sale”), duly executed by the Company;

(c)

the Assignment and Assumption Agreement, duly executed by the Company;

(d)

such other instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to Acquiror, as shall be appropriate to sell, transfer and assign to Acquiror, all right, title and interest in and to the Acquired Assets;

(e)

the bring-down certificate referenced in Section 9.1(a);

(f)

the certificate referenced in Section 9.1(b);

(g)

a certificate from the Secretary or Assistant Secretary of the Company, dated the Closing Date, certifying that (i) a true and complete copy of the Company’s certificate of incorporation as in effect on the Closing Date is attached thereto, (ii) a true and correct copy of the Company’s bylaws as in effect on the Closing Date is attached thereto, and (iii) ) a true and correct copy of the resolutions adopted by the Company’s Board of Directors and the Company’s stockholder authorizing the execution and performance of this Agreement and the transactions contemplated hereby is attached thereto;

(h)

a certificate issued by the Secretary of State or other appropriate officials of the jurisdiction of the Company’s incorporation and in each jurisdiction in which the Company is qualified to do business as to the good standing of the Company in such jurisdiction, dated within fifteen (15) days of the Closing Date;

(i)

the legal opinion of counsel to the Company and the Parent, in the form of Exhibit E hereto;

(j)

the closing Schedule referenced in Section 2.3;

(k)

letters offering employment to such employees of the Company as Acquiror may determine in its sole discretion, duly executed by each such employee; and

(l)

all consents and approvals referenced on Schedule 5.3 and Schedule 5.14(c) hereof.

ARTICLE 11
SURVIVAL; WAIVER OF INDEMNITY OR CONTRIBUTION

11.1.

Survival of Representations and Warranties.  The representations and warranties of each Party hereunder:

(a)

shall survive until the second anniversary of the Closing, except for the representations and warranties in Sections 5.1, 5.2, 5.3, 5.4(a), 5.5, 5.9, 5.20, 5.28, 6.1, 6.2, 6.3 and 6.6 which shall survive forever, to the extent permitted by law, or otherwise until the expiration of the statute of limitations applicable to the subject matter addressed thereunder;

(b)

any representation or warranty that would otherwise terminate in accordance with Section 11.1(a) will continue to survive if an Indemnity Notice, a Claim Notice or other written notice of facts that can reasonably be expected to give rise to an indemnification claim under Article 12 shall have been given in good faith on or prior to the date on which such representation or warranty would have otherwise terminated, until the related claim for indemnification has been satisfied or otherwise resolved as provided in Article 12; and

(c)

any representation or warranty contained in this Agreement made by any party or any information furnished by any party that was made by such party fraudulently or in bad faith, shall indefinitely survive the Closing.

11.2.

No Indemnity or Contribution; Waiver by Parties.  No party to this Agreement shall be entitled to make any claim for indemnity or contribution or any other similar claim (the “Claiming Party”) against any other party (“Other Party”) or any of the Other Party’s Affiliates, with respect to any Indemnifiable Losses for which the Claiming Party is liable under Article 12.  To the extent that the Claiming Party, may now or in the future have the right to assert any such claim against the Other Party or any of the Other Party’s Affiliates, the Claiming Party hereby waive any such right and hereby release and forever discharge the Other Party and the Other Party’s Affiliates from any such claim.

ARTICLE 12
INDEMNIFICATION

12.1.

The Company and the Parent Indemnification.  From and after the Closing Date, the Parent and the Company, jointly and severally, shall indemnify and hold harmless Acquiror and any of Acquiror’s Affiliates, and each Person who controls (within the meaning of the Securities Act) Acquiror or any such Affiliate, and each of their respective directors, officers, employees, agents, successors and assigns and legal representatives, from and against all Indemnifiable Losses that may be imposed upon, incurred by or asserted against any of them resulting from, related to, or arising out of:

(a)

any misrepresentation or breach of any representation or warranty by the Company or the Parent under this Agreement or any document, instrument, certificate or other item furnished or to be furnished to Acquiror pursuant hereto or thereto or in connection with the transactions contemplated by this Agreement (ignoring for the purpose of determining the amount of any Indemnifiable Losses under this clause (a) qualifiers in any representation or warranty such as “Material Adverse Effect,” and “materiality”);

(b)

any breach or non-fulfillment of any covenant or agreement to be performed by the Company or the Parent under this Agreement or any document, instrument, certificate or other item furnished or to be furnished to Acquiror pursuant hereto or thereto in connection with the transactions contemplated by this Agreement;

(c)

any Legal Proceeding or Order arising out of any of the foregoing even though such Legal Proceeding or Order may not be filed, become final, or come to light until after the Closing Date;

(d)

all Taxes of the Company and the Parent;

(e)

any Obligation or Liability which relates to or which arises out of or is based upon, any Environmental Law to the extent that such liability or obligation relates to or arises out of, in whole or in part, any activity occurring, condition existing, omission to act or other matter existing prior to the Closing Date; and

(f)

any Obligation or Liability which relates to or which arises out of or is based upon any Excluded Asset or is not an Assumed Liability.

12.2.

Acquiror Indemnification.  From and after the Closing Date, Acquiror shall indemnify and hold harmless the Parent and any of the Parent’s Affiliates (including the Company), and each Person who controls (within the meaning of the Securities Act) the Parent or any such Affiliate, and each of their respective directors, officers, employees, agents, successors and assigns and legal representatives, from and against all Indemnifiable Losses imposed upon, incurred by or asserted against, the Company or the Parent resulting from, related to, or arising out of:

(a)

any misrepresentation, breach of any warranty by Acquiror or Michael Kelley under this Agreement or any document, instrument, certificate or other item furnished or to be furnished to the Company and/or the Parent pursuant hereto or thereto or in connection with the transactions contemplated by this Agreement (ignoring for the purpose of determining the amount of any Indemnifiable Losses under this clause (a) qualifiers in any representation or warranty such as “Material Adverse Effect,” and “materiality”);

(b)

any breach or non-fulfillment of any covenant or agreement to be performed by Acquiror or Michael Kelley under this Agreement or any document, instrument, certificate or other item furnished or to be furnished to the Company and/or the Parent pursuant hereto or thereto or in connection with the transactions contemplated by this Agreement;

(c)

any Legal Proceeding or Order arising out any of the foregoing even though such Legal Proceeding or Order may not be filed, become filed, or come to light until after the Closing Date;

(d)

all Taxes of Acquiror or Michael Kelley;

(e)

any Obligation or Liability which relates to or which arises out of or is based upon, any Environmental Law to the extent that such liability or obligation relates to or arises out of, in whole or in part, any activity occurring, condition existing, omission to act or other activity occurring after the Closing Date;

(f)

any Obligation or Liability which relates to or which arises out of or is based upon any Acquired Asset or any Assumed Liability, including, without limitation, any

Obligation or Liability which relates to or which arises out of or is based upon (i) the Tuscany Sale; (ii) the Cox Settlement; or (iii) the TIP Judgment.

12.3.

Payment; Procedure for Indemnification.

(a)

In the event that a Person shall suffer an Indemnifiable Loss and seek indemnification under this Article (the “Indemnified Party”) he, she or it shall give written notice to (i) the Company and/or the Parent in the case of indemnity sought under Section 12.1, or (ii) Acquiror in the case of indemnity sought under Section 12.2 (the party receiving such notice, the “Noticed Party,” and the party(ies) from whom indemnification under this Article is sought, the “Indemnifying Party”) of the amount of the Indemnifiable Loss, together with reasonably sufficient information to enable the Noticed Party to determine the accuracy and nature of the claimed Indemnifiable Loss (the “Indemnity Notice”).  The failure of any Indemnified Party to give the Noticed Party the Indemnity Notice promptly after actual notice of the Indemnifiable Loss shall not release the Indemnifying Party of liability under this Article; provided, however that the Indemnifying Party shall not be liable for Indemnifiable Losses incurred by the Indemnified Party that would not have been incurred but for the delay in the delivery of, or the failure to deliver, the Indemnity Notice.  Within 60 days after the receipt by the Noticed Party of the Indemnity Notice, the Noticed Party shall do one of the following and decide whether or not to raise any objection: (i) provide notice to the Indemnifying Party directing the Indemnifying Party to pay to the Indemnified Party an amount equal to the Indemnifiable Loss or (ii) object to such claim, in which case the Noticed Party shall give written notice to the Indemnified Party of such objection together with the reasons therefor, it being understood that the failure of the Noticed Party to so object shall preclude the Noticed Party from asserting any claim, defense or counterclaim relating to the Indemnifying Party’s failure to pay any Indemnifiable Loss that was the subject of such Notice.  The Noticed Party’s objection shall not relieve the Indemnifying Party from its obligations under this Article.

(b)

In the event the facts giving rise to the claim for indemnification under this Article shall involve any action or threatened claim or demand by any third party against the Indemnified Party, the Indemnified Party, within the earlier of, as applicable, 10 days after receiving a written notice of the filing of a lawsuit or 60 days after receiving notice of the existence of a claim or demand giving rise to the claim for indemnification, shall send written notice of such claim to the Noticed Party (the “Claim Notice”).  The failure of the Indemnified Party to give the Noticed Party the Claim Notice shall not release the Indemnifying Party of liability under this Article; provided, however, that the Indemnifying Party shall not be liable for Indemnifiable Losses incurred by the Indemnified Party that would not have been incurred but for the delay in the delivery of, or the failure to deliver, the Claim Notice.  Except for claims resulting from, relating to, or arising out of any dispute with the Company’s respective customers or suppliers, the Indemnifying Party shall be entitled to defend such claim in the name of the Indemnified Party at the Indemnifying Party’s own expense and through counsel of the Indemnifying Party’s own choosing; provided, that if the applicable claim or demand is against, or if the defendants in any such Legal Proceeding shall include, both the Indemnified Party and the Indemnifying Party and the Indemnified Party reasonably concludes that there are defenses available to it that are different or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party may be reasonably deemed to conflict with those of the Indemnifying Party, then the Indemnified Party shall have the right to select separate counsel and to assume and control the defense of such claim, demand or Legal Proceeding, with the reasonable fees, expenses and disbursements of such counsel to be reimbursed by the Indemnifying Party as incurred.  The Indemnifying Party shall give the Indemnified Party notice in writing within 10 days after receiving the Claim Notice from the Indemnified Party in the event of litigation, or otherwise within 30 days, of its intent to defend such claim.  In the case of any claim resulting from, relating to or arising out of any dispute with any of the Company’s respective customers or suppliers, Acquiror shall have the sole right to control the defense thereof.  Whenever the Indemnifying Party is entitled to defend any claim under this Section 12.3(b), the Indemnified Party may elect, by notice in writing to the Noticed Party, to continue to participate through its own counsel, at the Indemnified Party’s expense, but the Indemnifying Party shall have the right to control the defense of the claim or the litigation.  The Indemnified Party shall cooperate with the Indemnifying Party in the defense of any claim, demand or Legal Proceeding that the Indemnifying Party has and for which the Indemnifying Party has elected to defend pursuant to this Section 12.3(b).

(c)

Notwithstanding any other provision contained in this Agreement, the party controlling the defense of the claim or the litigation shall not settle any such claim or litigation without the prior written consent of the Noticed Party for the other party, which consent shall not be unreasonably withheld; provided, that if the Indemnified Party is controlling the defense of the claim or the litigation and shall have, in good faith, negotiated a settlement thereof, which proposed settlement contains terms that are reasonable under the circumstances, then the Noticed Party for the Indemnifying Party shall not withhold or delay the giving of such consent.  In the event that the Indemnifying Party is controlling the defense of the claim or the litigation and shall have negotiated a settlement thereof, which proposed settlement is substantively final and unconditional as to the parties thereto (other than the consent of the Noticed Party for the Indemnified Party required under this Section 12.3(c)) and contains an unconditional release of the Indemnified Party and does not include the taking of any actions by, or the imposition of any restrictions on the part of, the Indemnified Party and the Noticed Party for the Indemnified Party shall unreasonably refuse to consent to such settlement, the liability of the Indemnifying Party under this Article, upon the ultimate disposition of such litigation or claim, shall be limited to the amount of the proposed settlement; provided, however, that in the event the proposed settlement shall require that the Indemnified Party make an admission of liability, a confession of judgment, or shall contain any other non-financial obligation which, in the reasonable judgment of the Indemnified Party, renders such settlement unacceptable, then the Indemnified Party’s failure to consent shall not give rise to the foregoing limitation of the Indemnifying Party’s liability as provided for in this Section 12.3(c), and the Indemnifying Party shall continue to be liable to the full extent of such litigation or claim.

(d)

The party controlling the defense of the claim or the litigation shall provide to the non-controlling party a report as to the status of each claim for indemnification pursuant to this Article no less frequently than once every six months so long as such claim is outstanding.

(e)

The non-controlling party in the defense of the claim or the litigation shall have the right to consult with the controlling party and the controlling party shall facilitate such consultation with respect to the conduct and results of the proceeding and the strategy of the controlling party for addressing the matters that are the basis of such claim.  Upon reasonable request by the non-controlling party, the controlling party shall provide the notice, copies, access and right of consultation provided for herein with respect to any claim for indemnification pursuant to this Agreement.

(f)

Notwithstanding any indemnification or defense arrangement between the parties to this Agreement to the contrary, the parties agree to cooperate with each other in pursuing any claims against any Person who may be liable for any Losses or Liabilities which are the subject of an Indemnity Notice, and in pursuing any available claims against insurers who may have provided insurance coverage for any such Losses or Liabilities.

12.4.

Limitations.  An Indemnifying Party’s indemnification obligations under Sections 12.1(a) or 12.2(a), as applicable, shall not arise (a) unless the aggregate amount of Indemnifiable Losses for which the Indemnifying Party is so required to indemnify exceeds $10,000, but in such event, the Indemnifying Party shall be required to indemnify the Indemnified Party for all Indemnifiable Losses, including the initial $10,000 of Indemnifiable Losses up to the aggregate amount of the Purchase Price, and (b) except for claims made within 2 years of the Closing Date.  Notwithstanding the foregoing, the limitations set forth in this Section 12.4 shall not apply to claims for indemnification based upon breaches of or inaccuracies in the representations and warranties contained in Sections 5.1, 5.2, 5.3, 5.4(a), 5.5, 5.9, 5.20, 5.28, 6.1, 6.2, 6.3 and 6.6 or claims based upon any of the information furnished by or on behalf of the Indemnifying Party fraudulently or in bad faith, but the maximum amount of Indemnifiable Losses that the Indemnifying Party shall be obligated to pay under this Article 12 shall in no event be in excess of the Purchase Price.

12.5.

Payment.  Upon the determination of the liability under this Article 12, the Indemnifying Party shall pay to the Indemnified Party within 10 days after such determination, the amount of any claim for indemnification made hereunder (each time, an “Indemnity Date”).  In the event that the Indemnified Party is not paid in full for any such claim pursuant to the foregoing provisions promptly after the Indemnified Party’s obligation to indemnify has been determined in accordance herewith, the Indemnified Party shall have the right, notwithstanding any other rights that it may have against any other person, firm or corporation, to setoff the unpaid amount of any such claim against any amounts owed by it under any agreements entered into pursuant to this Agreement, or the related documents.

12.6.

Non-Impairment of Indemnity.  The results of Acquiror’s due diligence investigation and examination of the Company and the Parent is for Acquiror’s sole benefit, and shall not (i) impair or reduce any representation or warranty made by the Company and/or the Parent in this Agreement, (ii) relieve the Company or the Parent from its or their obligations with respect to such representations and warranties (including, without limitation, the indemnification obligations under this Article), or (iii) mitigate any of the Company’s or the Parent’s obligations to disclose all material facts to Acquiror with respect to the Company and its respective business and with respect to the Parent.

ARTICLE 13
POST-CLOSING COVENANTS

13.1.

Further Cooperation of The Company and the Parent.  From and after the Closing Date, at Acquiror’s request from time to time, the Company and/or the Parent shall execute and deliver to Acquiror such further endorsements, assignments and instruments of transfer and conveyance and take such other actions as Acquiror reasonably requests to transfer, vest or perfect Acquiror’s rights in and to the Acquired Assets, free and clear of all Encumbrances and to consummate the transactions contemplated by this Agreement.

13.2.

Further Cooperation of Acquiror and Michael Kelley.  From and after the Closing Date, at the Parent’s request from time to time, Acquiror and/or Michael Kelley shall execute and deliver to Parent such further endorsements, assignments and instruments of transfer and conveyance and take such other actions as Parent reasonably requests, including providing their respective consent for purposes of the Parent’s Information Statement,  to consummate the transactions contemplated by this Agreement.

13.3.

Maintenance of Books and Records.  For a period not to exceed 2 years after the Closing Date, Acquiror shall maintain the Books and Records maintained by the Company on or before the Closing Date and shall permit the Company and/or the Parent and their respective representatives and agents access, at Acquiror’s offices where such books and records are maintained, at the Company’s and Parent’s sole cost and expense, to such pre-Closing Books and Records (upon reasonable prior written notice by the Company and/or the Parent, as applicable, and on terms not disruptive to the business, operation or employees of Acquiror or any of Acquiror’s Affiliates) solely to the extent necessary to assist the Company and the Parent in (a) completing any tax or regulatory filings or financial statements required or appropriate to be made by the Company and/or the Parent after the Closing Date, (b) prosecuting or defending on behalf of the Company and/or the Parent any litigation controlled by the Company and/or the Parent under Section 12.3(c) of this Agreement or (c) complying with requests made of the Company and/or the Parent by any Taxing Authority or any Governmental or Regulatory Authority conducting an audit, investigation or inquiry relating to the Company’s activities during periods prior to the Closing Date.  The Company and the Parent shall, and shall cause their respective representatives and agents to, hold all information provided to them pursuant to this Section 13.2 (and any information derived therefrom) in confidence.

13.4.

Warranty Claims.  From and after the Closing Date, in the event of any claims by customers of the Company that the Company failed to conform with applicable contractual commitments or breached any express or implied warranties on or before the Closing Date, Acquiror and the Company shall cooperate in attempting to resolve any such claims at the Company’s expense.

ARTICLE 14
CERTAIN TAX MATTERS

14.1.

Transfer Taxes.  The Company shall be responsible for the payment of all Transfer Taxes, if any, which may be payable with respect to the sale and transfer of the Acquired Assets.  The Company shall, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes and, if required, by any applicable Requirement of Law, Acquiror will join in an execution of any such Tax Returns and other documentation.

ARTICLE 15
TERMINATION

15.1.

Termination Events.  This Agreement may be terminated at any time prior to the Closing Date as follows:

(a)

By the mutual written consent of the Company and Acquiror;

(b)

10)  By Acquiror if there has been a material breach of any representation or warranty set forth in this Agreement on the part of the Company and/or the Parent which is incapable of being, or is not, cured within 5 days after written notice from Acquiror to the Company and/or the Parent of such breach (or in any event prior to the date of Closing), and (ii) by the Company if there has been a material breach of any representation or warranty set forth in this Agreement on the part of Acquiror or Michael Kelley which is incapable of being, or is not, cured within 5 days after notice from the Company to Acquiror or Michael Kelley of such breach (or in any event prior to the date of Closing).

(c)

(i) By Acquiror if there has been a material breach of any covenant or agreement set forth in this Agreement on the part of the Company and/or the Parent, which is incapable of being, or is not, cured (other than by mere disclosure of the breach) within 5 days after written notice from Acquiror to the Company and/or the Parent of such breach (or in any event prior to the date of Closing), and (ii) by the Company if there has been a material breach of any covenant or agreement set forth in this Agreement on the part of Acquiror or Michael Kelley, which is incapable of being, or is not, cured (other than by mere disclosure of the breach) within 5 days after written notice from the Company to Acquiror or Michael Kelley of such breach (or in any event prior to the date of Closing);

(d)

(i) By Acquiror if any of the conditions specified in Section 9.1 hereof shall not have been fulfilled by the time required and shall not have been waived by Acquiror or Michael Kelley; and (ii) by the Company if any of the conditions specified in Section 9.2 hereof shall not have been fulfilled by the time required and shall not have been waived by the Company;

(e)

By either Acquiror or the Company if the transactions contemplated by this Agreement have not been consummated on or before May 31, 2008; provided, that, Acquiror or the Company may terminate this Agreement pursuant to this subsection (e) only if Closing shall not have occurred by such date for a reason other than a failure by such party to satisfy the conditions to Closing of the other party set forth in Sections 9.1 or 9.2 hereof; and

(f)

By Acquiror or the Company if any permanent injunction or final non-appealable order or decree of any court of competent jurisdiction and authority is in effect which would prevent the consummation of the transactions contemplated by this Agreement.

15.2.

Liabilities in Event of Termination.  In the event of any termination of this Agreement pursuant to Section 15.1, this Agreement shall terminate and there shall be no liability on the part of any party hereto except for liabilities arising from a breach of this Agreement prior to such termination; provided, however, that the obligations of the parties under Article 1, Section 8.6, this Article 15 and Article 16 shall survive such termination.

ARTICLE 16
MISCELLANEOUS

16.1.

Notices.  All notices required to be given to any of the parties to this Agreement shall be in writing and shall be deemed to have been sufficiently given, subject to the further provisions of this Section 16.1, for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, with proper postage prepaid, or any national overnight delivery service, with proper charges prepaid, to such party at its address set forth below:

If to the Parent or Company:	Siena Technologies, Inc. 1110 Route 55, Suite 206 Town Square LaGrangeville NY 12540 Attention: Michael Novielli Facsimile:
With a copy to:	Gersten Savage LLP 600 Lexington Avenue, 9th Floor New York, NY 10022 Attention: Peter J. Gennuso, Esq. Facsimile: (212) 980-5192
If to Acquiror or Michael Kelley:	Kelley II, LLC 5625 Arville Street, Suite E Las Vegas, Nevada 89118 Attention: J. Michael Kelley Facsimile: ________________
With a copy to:	Fox Rothschild LLP Eagleview Corporate Center 747 Constitution Drive Suite 100 P.O. Box 673 Exton, PA 19341-0673 Attention: Andrew L. Romberger, Esquire Facsimile: 610.458.7337

Such notice shall be deemed to be received when delivered if delivered personally, the next business day after the date sent if sent by a national overnight delivery service, or three (3) business days after the date mailed if mailed by certified or registered mail.  Any notice of any change in such address shall also be given in the manner set forth above.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

16.2.

No Third Party Beneficiaries.  Except as is otherwise expressly provided in this Agreement, this Agreement is not intended to, and does not, create any rights in or confer any benefits upon anyone other than the parties hereto.

16.3.

Schedules.  All schedules attached to this Agreement are incorporated by reference into this Agreement for all purposes.

16.4.

Expenses.  Acquiror, on the one hand, and the Company and the Parent, on the other hand, shall pay their own expenses incident to the preparation, negotiation and execution of this Agreement including, without limitation, all fees and costs and expenses of their respective legal counsel and advisors.

16.5.

Entire Agreement; Amendment.  This Agreement and the Transaction Documents and any other documents, instruments or other writings delivered or to be delivered pursuant to this Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all prior agreements, understandings, and negotiations, whether written or oral, with respect to the subject matter of this Agreement.  None of the terms and provisions contained in this Agreement can be changed without a writing signed by all parties hereto.

16.6.

Public Statements.  The Company and the Parent, on the one hand, and Acquiror, on the other, agree to consult with each other before issuing any press release or otherwise making any public statement with respect to the transactions contemplated hereby, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

16.7.

No Waiver of Rights.  No waiver of any rights of the Company and the Parent, on the one hand, or Acquiror, on the other hand, under this Agreement shall be effective unless it is in writing and executed by a duly authorized representative of the party against whom enforcement of any such waiver is sought.  No failure or delay on the part of any party in the exercise of any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right.  The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach under this Agreement.

16.8.

Section and Paragraph Titles.  The Section and paragraph titles used in this Agreement are for convenience only and are not intended to define or limit the contents or substance of any such Section or paragraph.

16.9.

Binding Effect.  This Agreement shall be binding upon and inure to the benefit of each of the parties to this Agreement and their respective heirs, personal representatives, and successors and permitted assigns.  The Company and the Parent, on the one hand, and Acquiror, and Michael Kelley on the other hand, shall not have the right to assign this Agreement without the prior written consent of Acquiror, Michael Kelley or the Company and Parent, respectively, provided, that (a) Acquiror or Michael Kelley may assign any or all of its rights and interests under this Agreement to one or more of Acquiror’s Affiliates; and (b) any or all of the rights and interests of Acquiror under this Agreement (i) may be assigned to any acquiror of substantially all of the assets of Acquiror or any of Acquiror’s Affiliates, (ii) may be assigned as a matter of law to the surviving entity in any merger, consolidation, share exchange or reorganization involving Acquiror, and (iii) may be assigned as collateral security to any lender or lenders (including any agent for any such lender or lenders) providing financing in connection with the transactions contemplated by this Agreement, or to any assignee or assignees of such lender, lenders or agent (it being understood that in any or all of the cases described in clauses (a) and (b) above Acquiror nonetheless shall remain responsible for the performance of all of its obligations under this Agreement).

16.10.

Counterparts.  This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

16.11.

Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such provision, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16.12.

Waiver of Jury Trial.  EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT SUCH PARTY MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING UNDER THIS AGREEMENT.

16.13.

Governing Law.  This Agreement shall be governed and construed as to its validity, interpretation and effect by the laws of the State of Nevada notwithstanding the choice of law rules of Nevada or any other jurisdiction.  In addition, in the case of any dispute under or in connection with this Agreement, each of the parties hereby consents to the exclusive jurisdiction and venue of the courts of the State of Nevada or the Federal District Courts for such state, provided that such Federal court has subject matter jurisdiction over such dispute, and each of the parties hereby waives any claim such party may have at any time as to forum non conviens with respect to such venue.  Notwithstanding anything to the contrary set forth in the preceding sentence, Acquiror shall have the right to institute any legal action against the Company and/or the Parent arising out of or relating to this Agreement in any appropriate court and in any jurisdiction where Company and/or the Parent are subject to personal jurisdiction and where venue is proper.

[signature page follows]

IN WITNESS WHEREOF, the Company, the Parent, the Acquiror and Michael Kelley have caused this Asset Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

KELLEY COMMUNICATION COMPANY, INC.

BY: SIENA TECHNOLOGIES, INC., ITS

            PARENT

By:  /s/ Anthony DeLise

Name: Anthony DeLise

Title: Interim Chief Executive Officer

PARENT:

SIENA TECHNOLOGIES, INC.

By:  /s/ Anthony DeLise

Name: Anthony DeLise

Title: Interim Chief Executive Officer

ACQUIROR:

KELLEY II, LLC

By:  /s/ J. Michael Kelley

Name:

J. Michael Kelley

Title: Sole Managing Member

/s/ J. Michael Kelley

J. Michael Kelley

[Signature Page to Asset Purchase Agreement]

EXHIBIT A

HISTORICAL FINANCIAL STATEMENTS

A-1

EXHIBIT B

INTERIM BALANCE SHEET

B-1

EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT

C-1

EXHIBIT D

BILL OF SALE

D-1

EXHIBIT E

FORM OF COMPANY AND PARENT COUNSEL OPINION

E-1

TABLE OF CONTENTS

ARTICLE 1 CERTAIN DEFINITIONS

1

1.1.

Defined Terms.

1

1.2.

Usage.

2

ARTICLE 2 PURCHASE AND SALE OF ASSETS

2

2.1.

Purchase and Sale of Assets.

2

2.2.

Excluded Assets.

2

2.3.

Closing Schedule.

2

2.4.

Conveyance.

2

2.5.

Assignment and Non-Assignment of Certain Assets.

2

ARTICLE 3 CONSIDERATION

2

3.1.

Consideration and Payment.

2

3.2.

Allocation of Purchase Price.

2

ARTICLE 4 Liabilities of Company

2

4.1.

Assumption.

2

4.2.

No Assumption.

2

ARTICLE 5 REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PARENT  2

5.1.

Organization; Qualification; Good Standing.

2

5.2.

Authority; Binding Agreement.  T

2

5.3.

Noncontravention.

2

5.4.

Capitalization; Subsidiaries and Affiliates.

2

5.5.

Title.

2

5.6.

Legal Proceedings.

2

5.7.

Compliance with Laws.

2

5.8.

Labor/Employee Matters.

2

5.9.

Employee Benefit Plans.

2

5.10.

Financial Statements.

2

5.11.

Absence of Undisclosed Liabilities.

2

5.12.

Real Property.

2

5.13.

Personal Property.

2

5.14.

Contracts.

2

5.15.

Insurance.

2

5.16.

Intellectual Property.

2

5.17.

Environmental Matters.

2

5.18.

Permits.

2

5.19.

Regulatory Filings.

2

5.20.

Taxes and Tax Returns.

2

-i-

5.21.

Accounts.

2

5.22.

Receivables.

2

5.23.

Inventory.

2

5.24.

Product Liability.

2

5.25.

Warranties.

2

5.26.

Vendors/Suppliers.

2

5.27.

Prepayment of Indebtedness.

2

5.28.

Broker’s or Finders.

2

5.29.

No Other Agreements to Sell.

2

5.30.

Disclosure Generally.

2

ARTICLE 6 REPRESENTATIONS AND WARRANTIES OF ACQUIROR

2

6.1.

Organization.

2

6.2.

Authorization for Agreement.

2

6.3.

Enforceability.

2

6.4.

Ownership of Acquiror.

2

6.5.

Contribution of Transferred Securities to Acquiror.

2

6.6.

Title to Transferred Securities.

2

6.7.

Knowledge of Breach.

2

ARTICLE 7 REPRESENTATIONS AND WARRANTIES OF MICHAEL KELLEY

2

7.1.

Power.

2

7.2.

Ownership of Acquiror.

2

7.3.

Contributuion of Transferred Securities to Acquiror.

2

7.4.

Title to Transferred Securities.

2

ARTICLE 8 GENERAL COVENANTS

2

8.1.

Conduct of Business Pending Closing.

2

8.2.

Fulfillment of Agreements.

2

8.3.

Access, Information and Documents.

2

8.4.

Acquisition Proposals.

2

8.5.

Notice of Certain Events.

2

8.6.

Confidentiality.

2

8.7.

Noncompetition.

2

8.8.

Non-Disparagement.

2

8.9.

Required Approvals and Filings.

2

8.10.

Change of Corporate Name.

2

8.11.

Further Assurances.

2

ARTICLE 9 CONDITIONS TO CLOSING

2

9.1.

Conditions Precedent to Obligations of Acquiror.

2

9.2.

Conditions Precedent to the Obligations of the Company and the Parent.

2

-ii-

ARTICLE 10 CLOSING

2

10.1.

The Closing.

2

10.2.

Deliveries of Acquiror.

2

10.3.

Deliveries of the Company and the Parent.

2

ARTICLE 11 SURVIVAL; WAIVER OF INDEMNITY OR CONTRIBUTION

2

11.1.

Survival of Representations and Warranties.

2

11.2.

No Indemnity or Contribution; Waiver by Parties.

2

ARTICLE 12 INDEMNIFICATION

2

12.1.

The Company and the Parent Indemnification.

2

12.2.

Acquiror Indemnification.

2

12.3.

Payment; Procedure for Indemnification.

2

12.4.

Limitations.

2

12.5.

Payment.

2

12.6.

Non-Impairment of Indemnity.

2

ARTICLE 13 POST-CLOSING COVENANTS

2

13.1.

Further Cooperation of The Company and the Parent.

2

12.2

Further Cooperation of Acquiror and Michael Kelley.

2

13.2.

Maintenance of Books and Records.

2

13.3.

Warranty Claims.

2

ARTICLE 14 CERTAIN TAX MATTERS

2

14.1.

Transfer Taxes.

2

ARTICLE 15 TERMINATION

2

15.1.

Termination Events.

2

15.2.

Liabilities in Event of Termination.

2

ARTICLE 16 MISCELLANEOUS

2

16.1.

Notices.

2

16.2.

No Third Party Beneficiaries.

2

16.3.

Schedules.

2

16.4.

Expenses.

2

16.5.

Entire Agreement; Amendment.

2

16.6.

Public Statements.

2

16.7.

No Waiver of Rights.

2

16.8.

Section and Paragraph Titles.

2

16.9.

Binding Effect.

2

16.10.

Counterparts.

2

-iii-

16.11.

Severability.

2

16.12.

Waiver of Jury Trial.

2

16.13.

Governing Law.

2

-iv-